UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-173

DODGE & COX FUNDS

(Exact name of registrant as specified in charter)

555 California Street, 40th Floor San Francisco, CA 94104
(Address of principal executive offices)

Thomas M. Mistele, Esq.

Secretary

555 California Street, 40th Floor

San Francisco, CA 94104

(Name and address of agent for service)

Registrant’s telephone number, including area code: 415-981-1710

Date of fiscal year end: DECEMBER 31, 2004

Date of reporting period: JUNE 30, 2004

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

The following are the June 30, 2004 semi-annual reports for the Dodge & Cox Funds, a Delaware statutory trust, consisting of four series: Dodge & Cox Stock Fund, Dodge & Cox International Stock Fund, Dodge & Cox Balanced Fund and Dodge & Cox Income Fund. The reports of each series were transmitted to their respective shareholders on August 20, 2004.

Stock Fund

(Closed to New Investors)

Established 1965

Semi-Annual Report

June 30, 2004

2004

Stock Fund

www.dodgeandcox.com

For Fund literature, transactions and account

information, please visit the Funds’ web site.

or write or call:

Dodge & Cox Funds

c/o Boston Financial Data Services

P.O. Box 8422

Boston, Massachusetts 02266-8422

(800) 621-3979

Investment Manager

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions and portfolio holdings as of June 30, 2004, the end of the reporting period. The information provided is not a complete analysis of every aspect of any industry, security or the Fund.

For More Information

A complete list of the Fund’s quarter-end holdings and other information found in this report are also available at www.dodgeandcox.com on or about 15 days following each quarter end.

For a free copy of the Fund’s proxy voting policies and procedures, please call (800) 621-3979, visit www.dodgeandcox.com or the Securities and Exchange Commission’s (SEC) web site at www.sec.gov. Beginning August 31, 2004, information regarding how Dodge & Cox, on behalf of the Fund, voted proxies relating to the Fund’s portfolio securities for the most recent twelve-month period ending June 30 will be available at www.dodgeandcox.com or the SEC’s web site at www.sec.gov.

06/04 SF SAR       Printed on recycled paper

To Our Shareholders

The Dodge & Cox Stock Fund had a total return of 1.1% for the second quarter of 2004, compared to a total return of 1.7% for the Standard & Poor’s 500 Index (S&P 500). For the six months ended June 30, 2004, the Fund had a total return of 6.1%, compared to a total return of 3.4% for the S&P 500. As always, we encourage investors to focus on the Fund’s longer-term (five-to-ten years) results, which appear on the next page of this report. During the market decline in April and May, we lowered the Fund’s cash position from 10% on March 31 to 6% by quarter end. On June 30, the Fund’s total assets stood at $36.3 billion.

Second Quarter Performance Review

During the second quarter investors continued to grapple with the opposing forces of strong corporate earnings (good news for equities) and rising inflation and interest rates (bad news for bonds and price-to-earnings (P/E) multiples).

The Fund’s underperformance relative to the S&P 500 during the quarter was primarily due to weak performance from a number of holdings including: AT&T (down 24%), May Department Stores (down 20%), Sony (down 9%) and McDonald’s (down 9%). The Fund’s lower relative weighting in the Industrials sector (6% versus 11% of the S&P 500) also hurt performance, as this was a strong area of the market.

Conversely, the Fund’s performance relative to the S&P 500 benefited from the Fund’s higher relative weighting (9% versus 7%) in Energy stocks, which generally had a strong quarter. In addition, the Fund’s Energy holdings performed better (e.g., Amerada Hess, up 22%) than the Energy stocks in the S&P 500. Additional strong contributors included TXU Corp. (up 42%), Genuine Parts (up 22%), Computer Sciences (up 15%) and Schering-Plough (up 14%).

Opportunities in the Health Care Sector

We assemble the Stock Fund’s portfolio one security at a time, and base our investment decisions on the individual company research and analysis produced by our team of 19 global industry analysts. This “bottom-up” investment approach is what determines the Fund’s sector weightings (reported to you on a quarterly basis), as opposed to a changing “top-down” view of a given industry or the economy.

For most of the 1990s we had a difficult time finding opportunities in Health Care stocks due to lofty expectations for growth and profitability, and the resulting optimistic stock valuations. Despite these higher valuations, we continued to actively research a variety of Health Care companies because of their technological innovation and growing importance in the U.S. and global economies, and in recognition that valuations could come down and present an investment opportunity. Over the past five years, due to a wide range of legitimate industry and company-specific concerns, valuations have generally become more reasonable, and we have uncovered more individual investment opportunities. As a result, the Fund’s Health Care weighting gradually increased from 3.7% on June 30, 1999 to 11.2% at mid-year 2004.

This higher weighting evolved out of a series of individual stock decisions based on the fundamental research and advocacy of our health care analysts. Over the past five years, we have purchased three pharmaceutical companies: Schering-Plough (late 2000), Bristol-Myers Squibb (mid-2002) and Wyeth (late 2002). The Fund also holds Pfizer, which acquired the Fund’s prior position in Pharmacia last year. In addition, we bought three health care services companies: HCA (mid-year 2000), WellPoint Health Networks (late 1999) and Cardinal Health (early 2000). (We sold Schering-Plough and Cardinal Health after they both appreciated significantly during 2000, and then bought them back in early 2001 and late last year, respectively.) Finally, we bought a medical devices and supplies company, Becton Dickinson (mid-1999). Thermo Electron, which was originally purchased in 1999 and was previously classified as an information technology company, was re-categorized as a health care equipment company by Standard & Poor’s on June 30 of this year. Another Fund holding in the Materials sector, Akzo Nobel, has a significant pharmaceutical business in addition to producing coatings and chemicals. Two health care stocks were sold during the past five years: First Health and Bausch & Lomb.

Although the Fund currently has a lower weighting in Health Care than the S&P 500 (11% versus 14%), the Fund’s increased weighting over five years ago is a direct result of the increased number of investment ideas generated by our analysts as valuations have come down. Of course, when a stock drops in price, it drops for a reason, and each of the Fund’s holdings in this area faces certain challenges. For example, the Fund’s pharmaceutical holdings confront potentially slower growth due to falling research and development productivity, patent expirations and international sales constraints. In the third quarter of last year we shared with you our investment thesis for the Fund’s largest pharmaceutical holding, Schering-Plough. This quarter we’d like to discuss the risks and opportunities we see with the Fund’s investment in HCA.

Illustrating Our Process: HCA

The Fund’s largest health care holding is HCA, which was a 2.6% position as of quarter end. We discuss HCA in order to illustrate our investment process, not because we believe it is more attractive than the Fund’s other 85 stocks. HCA is a leading operator of hospitals and medical facilities in the U.S. In 1997, regulators accused HCA of fraudulently billing the government for certain Medicare patients. A new management team took the reins in July of that year and began

1 / Dodge & Cox Stock Fund

Dodge & Cox Stock Fund / 2

a course of action that reformed the company’s billing practices. HCA now has strong relationships with physicians and competitive positions in its geographic markets, which, being primarily in the Southeast, are well positioned to benefit from an aging population and growing demand for hospital services.

More recently, the hospital industry has been struggling with the problem of rising unpaid receivables from uninsured and under-insured patients and increased competition from outpatient treatment centers. Another concern emerged as one of HCA’s for-profit competitors has been accused of overcharging the government for its Medicare “outlier” patients. These problems have created a dark cloud over the whole industry. At its current valuation, it is our view that HCA stock reflects concern about the industry’s risks, but does not give proper credit to HCA management for the company’s strong track record in recent years, or its growth opportunities going forward. At roughly 14.5 times estimated earnings for 2004 and less than one times sales—both discounts to the S&P 500’s multiples—the stock appears to offer the potential for attractive long-term appreciation.

Caution (Again) about Prospective Returns

At the risk of becoming repetitive, we continue to urge caution in your expectations for equity returns. Although the Fund achieved a strong total return during the past year ended June 30, we believe it is extremely unlikely that these results will be repeated over the next three to five years. The S&P 500 recovered nicely—more than we expected—during 2003. Profit growth has been impressive (more than 20% annualized) for U.S. companies coming out of the 2001 post-bubble recession. However, in light of the probability of rising interest rates and higher inflation, we believe that profit growth will moderate in the coming years, and P/E multiples may compress. We are encouraged by growth in the developing world and the global economy, but our expectations for investment returns in the U.S. over the next three to five years are low.

For your information, the Fund’s quarter-end holdings and other information found in this report are also available on the Funds’ web site at www.dodgeandcox.com on or about 15 days following quarter end.

Thank you for the continued confidence you have placed in our firm as a shareholder of the Stock Fund. As always, we welcome your comments and questions.

For the Board of Trustees,

Harry R. Hagey, Chairman	John A. Gunn, President

July 30, 2004

Ten Years of Investment Performance

through June 30, 2004 (in thousands)

Average annual total return for periods ended June 30, 2004

	1 Year	5 Years	10 Years	20 Years

Dodge & Cox Stock Fund	27.12%	9.50%	16.12%	16.05%
S&P 500	19.09	(2.19)	11.83	13.46

Past performance does not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Mutual fund performance changes over time and currently may be significantly lower than stated above. Performance is updated and published monthly. Visit the Fund’s web site at www.dodgeandcox.com or call 800-621-3979 for current performance figures.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions. The Standard & Poor’s 500 (S&P 500) is a widely recognized, unmanaged index of common stock prices. Index returns include dividends and/or interest income and, unlike Fund returns, do not reflect fees or expenses.

Standard & Poor’s, Standard & Poor’s 500, and S&P 500® are trademarks of The McGraw-Hill Companies, Inc.

Dodge & Cox Stock Fund / 2

Fund Information	June 30, 2004

General Information

Net Asset Value Per Share	$119.61
Total Net Assets (millions)	$36,276
2003 Expense Ratio	0.54%
2003 Portfolio Turnover	8%
30-Day SEC Yield[1]	1.26%
Fund Inception Date	1965

Investment Manager:  Dodge & Cox, San Francisco. Managed by the Investment Policy Committee, whose ten members’ average tenure at Dodge & Cox is 23 years.

Asset Allocation

Stock Characteristics	Fund	S&P 500
Number of Stocks	86	500
Median Market Capitalization (billions)	$13	$10
Weighted-Average Market Cap. (billions)	$30	$91
Price-to-Earnings Ratio[2]	16x	17x
Price-to-Book Value	1.9x	3.0x
Foreign Stocks[3] (% of Fund)	13.7%	0.0%

Ten Largest Holdings	% of Fund
AT&T Wireless Services	2.8
Hewlett-Packard	2.6
HCA, Inc.	2.6
Comcast	2.4
Schering-Plough	2.2
News Corp. Ltd., Pref. ADR (Australia)	2.2
Time Warner	2.1
AT&T	2.1
Union Pacific	2.1
Sony ADR (Japan)	2.0

Sector Diversification	Fund	S&P 500
Consumer Discretionary	19.9%	10.6%
Financials	17.4	20.5
Health Care	11.2	13.5
Information Technology	11.0	17.3
Energy	9.2	6.6
Materials	8.3	3.0
Industrials	6.3	11.2
Telecommunication Services	4.9	3.4
Utilities	3.5	2.7
Consumer Staples	1.9	11.2

1   SEC Yield is an annualization of the Fund’s total net investment income per share for the 30-day period ended on the last day of the month.

2   The Fund’s price-to-earnings (P/E) ratio is calculated using Dodge & Cox’s estimated forward earnings and excludes extraordinary items. The S&P 500’s P/E ratio is calculated by Standard & Poor’s and uses an aggregated estimate of forward earnings.

3   All U.S. dollar-denominated.

3 / Dodge & Cox Stock Fund

Portfolio of Investments

June 30, 2004

COMMON STOCKS: 91.4%

SHARES		MARKET VALUE

CONSUMER DISCRETIONARY: 17.7%
CONSUMER DURABLES & APPAREL: 5.5%
19,395,100	Sony Corp. ADR(b) (Japan)	$737,983,555
29,103,200	Matsushita Electric Industrial Co., Ltd. ADR(b) (Japan)	417,921,952
12,087,700	Eastman Kodak Co.	326,126,146
5,444,900	VF Corp.	265,166,630
3,452,050	Whirlpool Corp.	236,810,630

		1,984,008,913
MEDIA: 4.5%
31,313,292	Comcast Corp.(a)	877,711,575
43,934,700	Time Warner Inc.(a)	772,372,026

		1,650,083,601
RETAILING: 2.8%
17,947,100	May Department Stores Co.	493,365,779
8,997,800	Gap, Inc.	218,196,650
4,660,400	Nordstrom, Inc.	198,579,644
5,191,700	Dillard’s, Inc. Class A	115,774,910

		1,025,916,983
HOTELS, RESTAURANTS & LEISURE: 2.3%
27,468,700	McDonald’s Corp.	714,186,200
9,947,930	InterContinental Hotels Group PLC ADR(b) (United Kingdom)	107,238,685

		821,424,885
AUTOMOBILES & COMPONENTS: 1.6%
36,164,032	Delphi Automotive Systems Corp.	386,231,862
7,693,800	Honda Motor Co. Ltd. ADR(b) (Japan)	187,113,216

		573,345,078
TRADING COMPANIES & DISTRIBUTORS: 1.0%
8,979,700	Genuine Parts Co.	356,314,496

		6,411,093,956
FINANCIALS: 17.4%
INSURANCE: 6.2%
12,001,350	St. Paul Travelers Companies, Inc.	486,534,729
7,819,800	Loews Corp.	468,875,208
5,181,150	Chubb Corp.	353,250,807
4,539,000	Torchmark Corp.	244,198,200
8,900,000	Genworth Financial, Inc.	204,255,000
4,601,000	SAFECO Corp.	202,444,000
11,783,300	UNUMProvident Corp.	187,354,470
1,572,800	MBIA, Inc.	89,838,336

		2,236,750,750
BANKS: 5.9%
14,030,000	Bank One Corp.	715,530,000
14,212,600	Wachovia Corp.	632,460,700
4,462,350	Golden West Financial Corp.	474,570,922
5,895,100	Wells Fargo & Co.	337,376,573

		2,159,938,195

SHARES		MARKET VALUE

DIVERSIFIED FINANCIALS: 3.0%
9,460,900	Capital One Financial Corp.	$646,936,342
11,323,000	CIT Group, Inc.	433,557,670

		1,080,494,012
REAL ESTATE: 2.3%
19,172,600	Equity Office Properties Trust	521,494,720
11,179,400	Equity Residential Properties Trust	332,363,562

		853,858,282

		6,331,041,239
HEALTH CARE: 11.2%
HEALTH CARE EQUIPMENT & SERVICES: 6.8%
22,754,100	HCA, Inc.	946,343,019
8,753,300	Cardinal Health, Inc.	613,168,665
4,060,150	WellPoint Health Networks, Inc.(a)	454,777,402
7,453,500	Thermo Electron Corp.(a)	229,120,590
4,235,150	Becton, Dickinson & Co.	219,380,770

		2,462,790,446
PHARMACEUTICALS & BIOTECHNOLOGY: 4.4%
43,089,600	Schering-Plough Corp.	796,295,808
9,901,600	Wyeth	358,041,856
7,463,965	Pfizer Inc.	255,864,720
7,931,950	Bristol-Myers Squibb Co.	194,332,775

		1,604,535,159

		4,067,325,605
INFORMATION TECHNOLOGY: 11.0%
TECHNOLOGY HARDWARE & EQUIPMENT: 6.8%
45,235,889	Hewlett-Packard Co.	954,477,258
41,995,500	Xerox Corp.(a)	608,934,750
14,734,300	Motorola, Inc.	268,900,975
5,008,900	NCR Corp.(a)	248,391,351
11,917,900	Avaya, Inc.(a)	188,183,641
6,136,100	Storage Technology Corp.(a)	177,946,900

		2,446,834,875
SOFTWARE & SERVICES: 4.2%
33,312,200	Electronic Data Systems Corp.	637,928,630
12,935,500	Computer Sciences Corp.(a)	600,595,265
9,396,000	BMC Software, Inc.(a)	173,826,000
19,407,100	Compuware Corp.(a)	128,086,860

		1,540,436,755

		3,987,271,630
ENERGY: 9.2%
6,751,914	ChevronTexaco Corp.	635,422,627
7,026,500	ConocoPhillips	536,051,685
13,821,100	Unocal Corp.	525,201,800
9,525,100	Occidental Petroleum Corp.	461,110,091
5,640,500	Amerada Hess Corp.	446,671,195
8,300,000	Shell Transport & Trading Co. PLC ADR(b) (United Kingdom)	371,010,000
9,748,750	Baker Hughes, Inc.	367,040,437

		3,342,507,835

See accompanying Notes to Financial Statements	Dodge & Cox Stock Fund / 4

Portfolio of Investments

June 30, 2004

COMMON STOCKS (continued)

SHARES		MARKET VALUE

MATERIALS: 8.3%
CHEMICALS: 6.1%
17,647,014	Dow Chemical Co.	$718,233,470
16,344,923	Akzo Nobel N.V. ADR(b) (Netherlands)	608,848,382
6,804,400	Rohm and Haas Co.	282,926,952
12,690,900	Syngenta A.G. ADR(b) (Switzerland)	213,080,211
5,884,400	Engelhard Corp.	190,124,964
5,758,170	NOVA Chemicals Corp.(b) (Canada)	166,583,858
932,800	Lubrizol Corp.	34,159,136
117,400	Bayer A.G. ADR(b) (Germany)	3,428,080

		2,217,385,053
METALS AND MINING: 1.6%
4,645,931	Rio Tinto PLC ADR(b) (United Kingdom)	455,533,535
3,685,983	Alcoa, Inc.	121,748,018

		577,281,553
PAPER AND FOREST PRODUCTS: 0.6%
4,455,900	International Paper Co.	199,178,730

		2,993,845,336
INDUSTRIALS: 6.3%
TRANSPORTATION: 3.4%
12,836,250	Union Pacific Corp.	763,115,062
5,716,900	FedEx Corp.	467,013,561

		1,230,128,623
CAPITAL GOODS: 1.6%
9,540,800	Masco Corp.	297,482,144
4,388,050	Fluor Corp.	209,178,344
2,280,100	Volvo A.B. ADR(b) (Sweden)	79,828,581

		586,489,069
COMMERCIAL SERVICES & SUPPLIES: 1.2%
6,177,150	Pitney Bowes, Inc.	273,338,887
5,272,900	R.R. Donnelley & Sons Co.	174,111,158

		447,450,045
ELECTRONIC EQUIPMENT & INSTRUMENTS: 0.1%
677,800	American Power Conversion Corp.	13,318,770

		2,277,386,507
TELECOMMUNICATION SERVICES: 4.9%
70,824,700	AT&T Wireless Services, Inc.(a)	1,014,209,704
52,172,500	AT&T Corp.	763,283,675

		1,777,493,379

SHARES		MARKET VALUE

UTILITIES: 3.5%
26,856,200	Duke Energy Corp.	$544,912,298
7,403,410	American Electric Power Co., Inc.	236,909,120
4,538,800	TXU Corp.	183,866,788
4,500,800	FirstEnergy Corp.	168,374,928
4,600,300	Scottish Power PLC ADR(b) (United Kingdom)	135,754,853

		1,269,817,987
CONSUMER STAPLES: 1.9%
FOOD, BEVERAGE AND TOBACCO: 1.9%
10,080,500	Unilever N.V.(b) (Netherlands)	690,615,055

Total Common Stocks (Cost $26,801,900,345)		33,148,398,529

PREFERRED STOCKS: 2.2%
CONSUMER DISCRETIONARY: 2.2%
MEDIA: 2.2%
24,025,369	News Corp. Ltd., Preferred Limited Voting Ordinary Shares ADR(b) (Australia)	789,954,133

Total Preferred Stocks (Cost $587,837,448)		789,954,133

SHORT-TERM INVESTMENTS: 6.9%
PAR VALUE		MARKET VALUE

$179,598,496	SSgA Prime Money Market Fund	179,598,496
825,397,000	State Street Repurchase Agreement, 1.08%, 7/1/04 (collateralized by U.S. Treasury Securities, value $841,970,540)	825,397,000
450,000,000	U.S. Treasury Bills, 7/15/04	449,838,951
100,000,000	U.S. Treasury Bills, 7/22/04	99,937,875
300,000,000	U.S. Treasury Bills, 7/29/04	299,742,749
100,000,000	U.S. Treasury Bills, 8/5/04	99,890,139
300,000,000	U.S. Treasury Bills, 9/16/04	299,363,145
250,000,000	U.S. Treasury Bills, 10/14/04	249,160,000

Total Short-Term Investments (Cost $2,502,928,355)		2,502,928,355

TOTAL INVESTMENTS (Cost $29,892,666,148)	100.5%	36,441,281,017
OTHER ASSETS LESS LIABILITIES	(0.5)	(165,365,509)

TOTAL NET ASSETS	100.0%	$36,275,915,508

(a)	Non-income producing
(b)	Foreign securities denominated in U.S. dollars

5 / Dodge & Cox Stock Fund	See accompanying Notes to Financial Statements

Statement of Assets and Liabilities

June 30, 2004
Assets:
Investments, at market value (identified cost $29,892,666,148)	$36,441,281,017
Receivable for Fund shares sold	177,579,796
Dividends and interest receivable	58,809,031
Prepaid expenses and other assets	43,407

36,677,713,251

Liabilities:
Payable for investments purchased	364,209,592
Payable for Fund shares redeemed	20,335,264
Management fees payable	14,524,165
Accounts payable	2,728,722

401,797,743

Net Assets	$36,275,915,508

Net Assets Consist of:
Paid in capital	$29,423,401,056
Accumulated undistributed net investment income	7,420,426
Accumulated undistributed net realized gain on investments	296,479,157
Net unrealized appreciation on investments	6,548,614,869

$36,275,915,508

Beneficial shares outstanding (par value $0.01 each, unlimited shares authorized)	303,273,866
Net asset value per share	$119.61
Statement of Operations

Six Months Ended June 30, 2004
Investment Income:
Dividends (net of foreign taxes of $7,072,090)	$296,367,658
Interest	13,916,966

310,284,624

Expenses:
Management fees (Note 2)	84,221,417
Custodian and fund accounting fees	289,763
Transfer agent fees	3,670,520
Professional fees	40,894
Shareholder reports	708,041
Registration fees	1,312,624
Trustees’ fees (Note 2)	38,000
Miscellaneous	88,322

90,369,581

Net Investment Income	219,915,043

Realized and Unrealized Gain on Investments:
Net realized gain on investments	296,479,159
Net unrealized appreciation on investments	1,379,711,372

Net realized and unrealized gain on investments	1,676,190,531

Net Increase in Net Assets from Operations	$1,896,105,574

Statement of Changes in Net Assets

	Six Months Ended June 30, 2004	Year Ended December 31, 2003
Operations:
Net investment income	$219,915,043	$339,700,192
Net realized gain	296,479,159	330,946,926
Net unrealized appreciation	1,379,711,372	5,488,029,040

Net increase in net assets from operations	1,896,105,574	6,158,676,158

Distributions to Shareholders from:
Net investment income	(215,620,941)	(340,525,138)
Net realized gain	(97,560,926)	(214,176,406)

Total distributions	(313,181,867)	(554,701,544)

Beneficial Share Transactions:
Amounts received from sale of shares	7,244,916,727	12,166,924,022
Net asset value of shares issued in reinvestment of distributions	284,599,595	505,674,193
Amounts paid for shares redeemed	(2,273,747,313)	(2,875,628,981)

Net increase from beneficial share transactions	5,255,769,009	9,796,969,234

Total increase in net assets	6,838,692,716	15,400,943,848

Net Assets:
Beginning of period	29,437,222,792	14,036,278,944

End of period (including undistributed net investment income of $7,420,426 and $3,126,324, respectively)	$36,275,915,508	$29,437,222,792

Shares sold	61,439,759	124,244,324
Shares issued in reinvestment of distributions	2,405,043	4,855,626
Shares redeemed	(19,288,152)	(29,796,487)

Net increase in shares outstanding	44,556,650	99,303,463

See accompanying Notes to Financial Statements	Dodge & Cox Stock Fund / 6

Notes to Financial Statements

Note 1 — Organization and Significant Accounting Policies

Dodge & Cox Stock Fund (the “Fund”) is a separate series of Dodge & Cox Funds (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund is closed to new investors. The Fund commenced operations on January 4, 1965, and seeks long-term growth of principal and income. Risk considerations and investment strategies of the Fund are discussed in the Fund’s Prospectus.

The Fund consistently follows accounting policies which are in conformity with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Significant accounting policies are as follows:

Security valuation. The Fund’s net assets are valued as of the close of trading on the New York Stock Exchange (the “NYSE”), generally 4:00 p.m. Eastern Time, each day that the NYSE is open for business. Stocks are valued at market, using as a price the official quoted close price or the last sale of the day at the close of the NYSE or, if not available, at the mean between the exchange listed bid and ask prices for the day. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Board of Trustees. Short-term securities are valued at amortized cost which approximates current value. All securities held by the Fund are denominated in U.S. dollars.

Security transactions and related investment income. Security transactions are recorded by the Fund as of the date the trades are executed with brokers. Realized gains and losses on securities sold are determined on the basis of identified cost. Dividend income and corporate action transactions are recorded on the ex-dividend date, except for certain dividends or corporate actions from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received in excess of income are recorded as a reduction of cost of investments and/or realized gain. The Fund may estimate the components of distributions received from Real Estate Investment Trusts (“REITs”). Interest income is recorded on the accrual basis.

Expenses. Expenses are recorded on the accrual basis. Most expenses of the Trust can be directly attributed to a series. Expenses which cannot be directly attributed are apportioned among all of the series in the Trust.

Repurchase agreements. The Fund may enter into repurchase agreements secured by U.S. government securities which involve the purchase of securities from a counterparty with a simultaneous commitment to resell the securities at an agreed-upon date and price. It is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the securities and to apply the proceeds in satisfaction of the obligation.

Income taxes and distributions to shareholders. No provision for federal income taxes has been included in the accompanying financial statements since the Fund intends to distribute all of its taxable income and continue to comply with requirements for regulated investment companies. Distributions to shareholders of income and capital gains are reflected in the net asset value per share computation on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Temporary differences between financial statement and tax treatments may occur when certain items of income, expense, gain or loss are recognized in different periods for financial statement and tax purposes. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. Permanent differences are reclassified among capital

7 / Dodge & Cox Stock Fund

Notes to Financial Statements (continued)

accounts in the financial statements to reflect their tax character. These adjustments have no impact on net assets or the results of operations.

Note 2 — Related Party Transactions

Management fees. Under a written agreement, the Fund pays an annual management fee of 0.50% of the Fund’s average daily net asset value to Dodge & Cox, investment manager of the Fund. The agreement further provides that Dodge & Cox shall waive its fee to the extent that such fee plus all other ordinary operating expenses of the Fund exceed 0.75% of the average daily net asset value for the year.

Trustees’ fees. All officers and three of the trustees of the Trust are officers and employees of Dodge & Cox. Those trustees who are not affiliated with Dodge & Cox receive from the Trust an annual fee plus an attendance fee for each Board or Committee meeting attended. Payments to trustees are divided equally among each series of the Trust. The Trust does not pay any other remuneration to its officers or trustees.

Indemnifications. Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

Note 3 — Distributions Paid, Distributable Earnings and Investment Transactions

Distributions paid by the Fund were characterized as follows for federal tax purposes:

	6 Months Ended 6/30/2004	Year Ended 12/31/2003
Ordinary income	$215,867,306	$440,163,145
	($0.73 per share)	($2.01 per share)
Long-term capital gain	$97,314,561	$114,538,399
	($0.34 per share)	($0.45 per share)

At June 30, 2004, the tax basis components of accumulated undistributed income and net realized gain include $63,288,042 of ordinary income and $240,611,541 of long-term capital gain. At June 30, 2004, the cost of investments for federal income tax purposes was equal to the cost for financial reporting purposes. Net unrealized appreciation aggregated $6,548,614,869, of which $7,150,183,681 represented appreciated securities and $601,568,812 represented depreciated securities.

For the six months ended June 30, 2004, purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $6,376,699,755 and $861,776,821, respectively.

The financial information has been taken from the records of the Fund and has not been audited by the Fund’s independent accountants who do not express an opinion thereon. The financial statements of the Fund will be subject to audit by the Fund’s independent accountants as of the close of the calendar year.

Dodge & Cox Stock Fund / 8

Financial Highlights

SELECTED DATA AND RATIOS (for a share outstanding throughout each period)	Six Months Ended June 30,			Year Ended December 31,
	2004	2003	2002	2001	2000	1999

Net asset value, beginning of period	$113.78	$88.05	$100.51	$ 96.67	$100.52	$ 90.70
Income from investment operations:
Net investment income	0.74	1.60	1.53	1.72	2.06	1.49
Net realized and unrealized gain (loss)	6.16	26.59	(12.06)	7.05	13.28	16.51

Total from investment operations	6.90	28.19	(10.53)	8.77	15.34	18.00

Distributions to shareholders from:
Net investment income	(0.73)	(1.62)	(1.51)	(1.73)	(2.09)	(1.48)
Net realized gain	(0.34)	(0.84)	(0.42)	(3.20)	(17.10)	(6.70)

Total distributions	(1.07)	(2.46)	(1.93)	(4.93)	(19.19)	(8.18)

Net asset value, end of period	$119.61	$113.78	$ 88.05	$100.51	$ 96.67	$100.52

Total return	6.07%	32.35%	(10.52)%	9.33%	16.30%	20.20%
Ratios/supplemental data:
Net assets, end of period (millions)	$36,276	$29,437	$14,036	$9,396	$5,728	$4,625
Ratio of expenses to average net assets	0.54%*	0.54%	0.54%	0.54%	0.54%	0.55%
Ratio of net investment income to average net assets	1.31%*	1.72%	1.74%	1.80%	2.13%	1.46%
Portfolio turnover rate	3%	8%	13%	10%	32%	18%

*     Annualized

9 / Dodge & Cox Stock Fund

THIS PAGE INTENTIONALLY LEFT BLANK

Dodge & Cox Stock Fund / 10

Officers and Trustees

Harry R. Hagey, Chairman & Trustee

Chairman & Chief Executive Officer, Dodge & Cox

John A. Gunn, President & Trustee

President, Dodge & Cox

Dana M. Emery, Vice President & Trustee

Senior Vice President, Dodge & Cox

William F. Ausfahl, Trustee

Former Chief Financial Officer and member of Board of Directors, The Clorox Company

L. Dale Crandall, Trustee

Former President, Kaiser Foundation Health Plan and Hospitals

Thomas A. Larsen, Trustee

Director, Howard, Rice, Nemerovski, Canady, Falk & Rabkin

Will C. Wood, Trustee

Principal, Kentwood Associates, Financial Advisers

A. Horton Shapiro, Executive Vice President

Senior Vice President, Dodge & Cox

Katherine Herrick Drake, Vice President

Vice President, Dodge & Cox

Kenneth E. Olivier, Vice President

Executive Vice President, Dodge & Cox

John M. Loll, Treasurer & Asst. Secretary

Vice President & Treasurer, Dodge & Cox

Thomas M. Mistele, Secretary & Asst. Treasurer

Chief Operating Officer, Secretary & General Counsel, Dodge & Cox

International

Stock Fund

Established 2001

Semi-Annual Report

June 30, 2004

2004

International Stock Fund

www.dodgeandcox.com

For Fund literature, transactions and account

information, please visit the Funds’ web site.

or write or call:

Dodge & Cox Funds

c/o Boston Financial Data Services

P.O. Box 8422

Boston, Massachusetts 02266-8422

(800) 621-3979

Investment Manager

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions and portfolio holdings as of June 30, 2004, the end of the reporting period. The information provided is not a complete analysis of every aspect of any industry, security or the Fund.

For More Information

A complete list of the Fund’s quarter-end holdings and other information found in this report are also available at www.dodgeandcox.com on or about 15 days following each quarter end.

For a free copy of the Fund’s proxy voting policies and procedures, please call (800) 621-3979, visit www.dodgeandcox.com or the Securities and Exchange Commission’s (SEC) web site at www.sec.gov. Beginning August 31, 2004, information regarding how Dodge & Cox, on behalf of the Fund, voted proxies relating to the Fund’s portfolio securities for the most recent twelve-month period ending June 30 will be available at www.dodgeandcox.com or the SEC’s web site at www.sec.gov.

06/04 ISF SAR       Printed on recycled paper

To Our Shareholders

The Dodge & Cox International Stock Fund had a total return of 2.2%* for the second quarter of 2004, compared to a total return of 0.2% for the Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE) benchmark. For the six months ended June 30, 2004 the Fund had a total return of 10.1% compared to the total return of 4.6% for the MSCI EAFE. The Fund had total assets of $1.6 billion at quarter-end and a cash position of 4%.

Performance Review

Equity markets were somewhat choppy in the recent quarter. Key factors contributing to the International Stock Fund’s results relative to the MSCI EAFE during the quarter were: 1) The Fund’s holdings in the Materials sector were up 7.7% in the quarter (e.g., Lafarge up 13%) compared to a decline of 0.2% for the Materials stocks in the MSCI EAFE, and 2) The Fund’s investments in the Industrials sector (e.g., Kidde up 17%) were up 12% compared to a decline of 1% for the Industrial stocks in the MSCI EAFE.

The Fund’s investments in Latin America and South Korea detracted from the Fund’s overall results during the quarter. In U.S.-dollar terms, Brazil’s stock market was down 10%, Mexico’s was down 5%, and South Korea’s declined 11%. The Fund’s six investments in Latin America (e.g., Unibanco down 19%) and two holdings in South Korea (e.g., Kookmin Bank down 22%) comprised approximately 15% of the portfolio and declined an average of approximately 14%. The MSCI EAFE does not have exposure to these “emerging markets.”

Our Investment Approach

We are often asked two questions about how we have structured our investment organization: 1) Why do you organize your investment research by industry instead of by geography? and 2) How do you stay abreast of information around the world with your investment team based exclusively in San Francisco?

We organize our research by industry because we believe it allows us to better understand the long-term prospects for each company. Global industry coverage forces us to focus on the relevant metrics for a specific business regardless of the country in which the business is located. For example, the financial and operational metrics used to evaluate the prospects for a retailer (i.e., sales per square meter, and asset turnover) are different from those used to assess a bank (i.e., return on assets, and net interest spreads). Moreover, comparing the stock price to research and development spending may be useful when investigating health care and technology companies, but not so with retailers and banks. Our analysts build a valuation framework that is appropriate to their specific industry to identify the relative attractiveness of the companies in the industry—worldwide. In short, our approach compares banks to banks, regardless of their country of domicile. We then adjust our assumptions after factoring in regional differences which may impact a company’s long-term risks and opportunities.

We choose to maintain a single office because proximity promotes constant, iterative communication amongst our team, which is essential to our investment process. We rely on both formal communication—as in the weekly meetings of our International Investment Policy Committee (the Fund’s investment decision-making team)—and informal communication with ongoing dialogue about companies under research, collaboration on research projects, and current views on companies and the overall market. Moreover, our analysts typically spend their entire careers at Dodge & Cox, which has allowed us to build up and retain a good deal of intellectual capital vis-à-vis the companies in our investment universe.

Illustrating Our Process: Kookmin Bank

We discuss Kookmin Bank in order to illustrate our investment process, not because we believe it is more attractive than the Fund’s other 60 stocks. Kookmin is the leading consumer bank in South Korea with a strong franchise across consumer products and a relatively large loan portfolio to small-and-medium size enterprises (SMEs). SMEs are businesses such as “mom-and-pop” grocery stores. We were presented with an opportunity to increase the Fund’s investment in Kookmin when its stock price and valuation fell based on concerns that a potentially weaker economy and a drop in consumer confidence would result in severe deterioration of the credit quality of the SME loan portfolio. Investors are also understandably reluctant to give the bank and its management the benefit of the doubt following the severity of recent problems with its credit card portfolio.

As our bank analyst evaluates Kookmin’s long-term outlook in relation to its valuation, he is able to leverage the experience and expertise of our entire investment team. For example, in trying to quantify the downside risk for Kookmin, this analyst collaborated with our Co-Director of Research, who began following banks for us in the early 1980s, to determine how an SME problem analogous in magnitude to the U.S.’ savings-and-loan crisis in the late-80s or the Argentine bank crisis in 2001 could impact Kookmin’s asset quality and earnings power. While we do not believe Kookmin will face as severe a crisis, it is useful to have this framework and historical perspective when evaluating worst-case scenarios. Combined with our bank analyst’s assessment of absolute and relative valuations, this analysis was critical in determining our view that the long-term risk-reward outlook for Kookmin is attractive. Consequently, we added to our position in the Fund as the price declined.

1 / Dodge & Cox International Stock Fund

Strategy and Outlook

We recognize that markets can be volatile. We believe that our long-term view and bottom-up focus allow us to be patient and persistent investors. Furthermore, we tend to invest where valuations seem inexpensive and attempt to avoid situations where valuations appear rich.

In the most recent quarter, we became more interested in opportunities in South Korea, Brazil and Mexico. Valuations declined in these markets due to investors’ macro concerns, which include: worsening terms of trade from higher oil prices in the case of South Korea and lower commodity prices in the case of Brazil; questions about the strength of the global economic recovery; and the sustainability of China’s rapid growth. While these concerns are legitimate, we believe that the valuations of the Fund’s holdings in these areas have been pushed down too far. We initiated an investment in Femsa (Fomento Economico Mexicano), a Mexican brewer and Coca-Cola bottler. We increased the Fund’s exposure to companies such as Petrobras (Petroleo Brasileiro), Unibanco (Uniao de Bancos Brasileiros), and Kookmin Bank. While these four companies represent 9.8% of the Fund as of quarter-end, the Fund continues to be diversified with 57 additional investments across a wide range of industries and regions. It is also important to note that changes to the Fund are made incrementally—turnover for the first six months of this year was just 3%.

Caution (Again) about Prospective Returns

Markets have gone up significantly over the past 15 months, and due to higher valuations, it is now a tougher investment environment. Our expectations for future returns are lower—we do not expect a continuation of these high levels of returns. That said, we believe our long-term focus on evaluating each company’s absolute investment merit will continue to serve the Fund’s shareholders well.

For your information, the Fund’s quarter-end holdings and other information found in this report are also available on the Funds’ web site at www.dodgeandcox.com on or about 15 days following quarter end.

Thank you for the continued confidence you have placed in our firm as a shareholder of the International Stock Fund. As always, we welcome your comments and questions.

For the Board of Trustees,

Harry R. Hagey, Chairman	John A. Gunn, President

July 30, 2004

Investment Performance

through June 30, 2004 (in thousands)

Average annual total return for periods ended June 30, 2004

	1 Year	3 Year	Since Inception (5/1/01)
Dodge & Cox International Stock Fund*	51.86%	10.97%	9.36%
MSCI EAFE	32.35	3.87	1.15

Past performance does not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Mutual fund performance changes over time and currently may be significantly lower than stated above. Performance is updated and published monthly. Visit the Fund’s web site at www.dodgeandcox.com or call 800-621-3979 for current performance figures.

* For	the fiscal years ending December 31, 2001 through 2005, Dodge & Cox has contractually agreed to reimburse the Fund for all ordinary expenses to the extent necessary to maintain total Fund operating expenses at 0.90%. Expense reimbursements were paid since the Fund’s inception through June 30, 2003, but have not been required after this point as assets in the Fund increased and the Fund’s ratio of expenses to average net assets fell below 0.90%. Without reimbursement, returns for the Fund for periods beginning before June 30, 2003 would have been lower.

The	Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE) is a widely recognized benchmark of the world’s stock markets, excluding the United States. The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable on these distributions. Index returns include dividends and/or interest income and, unlike Fund returns, do not reflect fees or expenses.

Morgan Stanley®, Morgan Stanley Capital International, and EAFE® are trademarks of Morgan Stanley.

Risks of International Investing: Foreign investing, especially in developing countries,

has special risks such as currency and market volatility and political and social instability.

These and other risk considerations are

discussed in the Fund’s prospectus.

Dodge & Cox International Stock Fund / 2

Fund Information	June 30, 2004

General Information

Net Asset Value Per Share	$25.84
Total Net Assets (millions)	$1,606
2003 Expense Ratio[1]	0.82%
2003 Portfolio Turnover	11%
30-Day SEC Yield[2]	1.41%
Fund Inception Date	May 1, 2001

Investment Manager:  Dodge & Cox, San Francisco. Managed by the International Investment Policy Committee, whose six members’ average tenure at Dodge & Cox is 17 years.

Asset Allocation

Portfolio Characteristics	Fund	MSCI EAFE
Number of Stocks	61	1,073
Median Market Capitalization (billions)	$9	$3
Weighted-Average Market Cap. (billions)	$28	$40
Price-to-Earnings Ratio[3]	14x	17x
Price-to-Book Value	1.7x	2.0x

Ten Largest Holdings	% of Fund
Kookmin Bank ADR (South Korea)	3.1
Uniao de Bancos Brasileiros GDR (Brazil)	3.0
Standard Bank Group, Ltd. (South Africa)	2.9
KT Corp. ADR (South Korea)	2.7
Petroleo Brasileiro S.A. ADR (Brazil)	2.6
Akzo Nobel (Netherlands)	2.5
Royal Dutch Petroleum (Netherlands)	2.4
Total (France)	2.4
Sony ADR (Japan)	2.2
Banco Santander Central Hispano (Spain)	2.2

Region Diversification	Fund	MSCI EAFE
Europe (excluding United Kingdom)	39.1%	43.7%
Japan	17.3	24.0
United Kingdom	14.7	24.9
Pacific (excluding Japan)	10.8	7.4
Latin America	9.5	0.0
Africa	2.9	0.0
Canada	1.7	0.0

Sector Diversification	Fund	MSCI EAFE
Financials	20.3%	26.1%
Materials	17.9	6.6
Consumer Discretionary	17.3	13.6
Energy	10.3	8.1
Consumer Staples	8.2	8.6
Industrials	7.5	9.5
Telecommunication Services	4.7	7.1
Utilities	3.7	4.8
Information Technology	3.3	7.1
Health Care	2.8	8.5
[1]	For the fiscal years ending December 31, 2001 through 2005, Dodge & Cox has contractually agreed to reimburse the Fund for all ordinary expenses to the extent necessary to maintain total Fund operating expenses at 0.90%. Without reimbursement, the annualized expense ratio for the year ended December 31, 2003 would have been 0.84%.
[2]	SEC Yield is an annualization of the Fund’s total net investment income per share for the 30-day period ended on the last day of the month.
[3]	The Fund’s price-to-earnings (P/E) ratio is calculated using fiscal year-end earnings and excludes extraordinary items.

3 / Dodge & Cox International Stock Fund

Portfolio of Investments

June 30, 2004

COMMON STOCKS: 86.0%

SHARES		MARKET VALUE

MATERIALS: 17.9%
CHEMICALS: 12.4%
1,091,100	Akzo Nobel N.V. (Netherlands)	$40,207,416
583,400	BASF A.G. (Germany)	31,284,113
3,346,510	Yara International A.S.A. (Norway)	27,033,533
43,100	Givaudan (Switzerland)	24,993,001
751,200	NOVA Chemicals Corp. (Canada)	21,728,507
4,778,000	Imperial Chemical Industries PLC (United Kingdom)	20,017,758
1,005,500	Syngenta A.G. ADR(b) (Switzerland)	16,882,345
1,219,500	Kemira OYJ (Finland)	16,426,595
27,000	Bayer A.G. (Germany)	780,038

		199,353,306
CONSTRUCTION MATERIALS: 3.2%
363,422	Lafarge S.A. (France)	32,472,719
3,300,000	Rinker Group Ltd. (Australia)	18,517,137

		50,989,856
METALS AND MINING: 2.3%
884,400	Rio Tinto PLC (United Kingdom)	21,315,259
1,810,078	BHP Billiton Ltd. (Australia)	15,809,291

		37,124,550

		287,467,712
FINANCIALS: 17.3%
BANKS: 16.7%
1,597,900	Kookmin Bank ADR(b) (South Korea)	50,142,102
6,700,000	Standard Bank Group, Ltd. (South Africa)	46,969,252
3,370,000	Banco Santander Central Hispano (Spain)	35,041,477
1,445,300	Danske Bank (Denmark)	34,321,014
2,513,900	Mitsubishi Tokyo Financial Group, Inc. ADR(b) (Japan)	23,555,243
810,000	Royal Bank of Scotland Group PLC(c) (United Kingdom)	23,379,428
1,405,000	Standard Chartered PLC (United Kingdom)	22,932,480
1,942,000	DBS Group Holdings Ltd. (Singapore)	16,275,637
1,006,922	Banco Latinoamericano de Exportaciones ADR(b) (Panama)	15,788,537

		268,405,170
DIVERSIFIED FINANCIALS: 0.6%
160,082	Euler & Hermes (France)	8,664,209

		277,069,379
CONSUMER DISCRETIONARY: 15.4%
CONSUMER DURABLES & APPAREL: 7.5%
926,500	Sony Corp. ADR(b) (Japan)	35,253,325
1,717,700	Electrolux A.B. (Sweden)	33,009,409
1,381,700	Matsushita Electric Industrial Co., Ltd. ADR(b) (Japan)	19,841,212
6,594,100	Consorcio Ara S.A.(a) (Mexico)	19,028,894
883,000	Makita Corp. (Japan)	13,273,193

		120,406,033

SHARES		MARKET VALUE

AUTOMOBILES & COMPONENTS: 5.5%
1,368,200	Honda Motor Co. Ltd. ADR(b) (Japan)	$33,274,624
1,643,000	Suzuki Motor Corp. (Japan)	29,014,986
3,110,700	Fiat SPA ADR( b) (Italy)	26,285,415

		88,575,025
HOTELS, RESTAURANTS & LEISURE: 2.4%
656,300	H.I.S. Co., Ltd. (Japan)	20,020,361
1,700,677	InterContinental Hotels Group PLC (United Kingdom)	18,005,954

		38,026,315

		247,007,373
CONSUMER STAPLES: 8.2%
FOOD, BEVERAGE AND TOBACCO: 6.1%
121,000	Nestle S.A. (Switzerland)	32,324,735
423,900	Unilever N.V.(b) (Netherlands)	29,041,389
2,367,000	Kikkoman Corp. (Japan)	20,356,613
350,000	Fomento Economico Mexicano, S.A. de C.V. ADR(b) (Mexico)	16,044,000

		97,766,737
PERSONAL PRODUCTS: 2.1%
1,583,200	Aderans Co. (Japan)	34,184,959

		131,951,696
ENERGY: 7.7%
735,000	Royal Dutch Petroleum Co. (Netherlands)(b)	37,977,450
198,500	Total (France)	37,916,913
8,450,200	Stolt Offshore S.A. ADR(a, b) (Norway)	26,533,628
336,500	Norsk Hydro A.S.A. ADR(b) (Norway)	22,023,925

		124,451,916
INDUSTRIALS: 7.5%
CAPITAL GOODS: 4.6%
13,230,200	Kidde PLC (United Kingdom)	28,736,420
930,020	CNH Global N.V.(b) (Netherlands)	19,195,613
540,000	Volvo A.B. (Sweden)	18,815,581
22,445	Sulzer A.G. (Switzerland)	6,391,058

		73,138,672
ELECTRONIC EQUIPMENT & INSTRUMENTS: 1.6%
687,811	Nexans (France)	25,572,455

AEROSPACE & DEFENSE: 1.3%
4,581,975	Rolls-Royce Group PLC (United Kingdom)	20,966,240

		119,677,367
TELECOMMUNICATION SERVICES: 4.7%
2,358,000	KT Corp. ADR(b) (South Korea)	42,538,320
1,515,000	Vodafone Group PLC ADR(b) (United Kingdom)	33,481,500

		76,019,820

See accompanying Notes to Financial Statements	Dodge & Cox International Stock Fund / 4

Portfolio of Investments

June 30, 2004

COMMON STOCKS (continued)

SHARES		MARKET VALUE
INFORMATION TECHNOLOGY: 3.3%
TECHNOLOGY HARDWARE & EQUIPMENT: 3.3%
885,000	Seiko Epson Corp. (Japan)	$32,282,354
876,971	Oce N.V. (Netherlands)	14,218,060
1,175,000	Nortel Networks Corp.(a,b) (Canada)	5,863,250

		52,363,664

UTILITIES: 3.0%
940,600	Scottish Power PLC ADR(b) (United Kingdom)	27,757,106
2,600,000	National Grid Transco PLC (United Kingdom)	20,108,111

		47,865,217
HEALTH CARE: 1.0%
HEALTH CARE EQUIPMENT & SERVICES: 1.0%
1,084,700	Kuraya Sanseido (Japan)	16,424,731

Total Common Stocks (Cost $1,214,548,615)		1,380,298,875

PREFERRED STOCKS: 10.0%

FINANCIALS: 3.0%
BANKS: 3.0%
2,476,200	Uniao de Bancos Brasileiros Sponsored GDR(b) (Brazil)	48,954,474
ENERGY: 2.6%
1,670,700	Petroleo Brasileiro S.A. ADR(b) (Brazil)	42,101,640

CONSUMER DISCRETIONARY: 1.9%
MEDIA: 1.9%
3,625,941	News Corp. Ltd., Preferred Limited Voting Ordinary Shares (Australia)	29,697,687

HEALTH CARE: 1.8%
HEALTH CARE EQUIPMENT & SERVICES: 1.8%
542,998	Fresenius Medical Care (Germany)	29,117,606

UTILITIES: 0.7%
1,067,600	Ultrapar Participacoes S.A. ADR(b) (Brazil)	10,868,168

Total Preferred Stocks (Cost $150,378,534)		160,739,575

SHORT-TERM INVESTMENTS: 5.2%

PAR VALUE		MARKET VALUE
$7,909,795	SSgA Prime Money Market Fund	$7,909,795
75,750,000	State Street Repurchase Agreement, 1.08%, 7/1/04 (Collateralized by U.S. Treasury Securities, value $77,271,111)	75,750,000

Total Short-Term Investments (Cost $83,659,795)		83,659,795

TOTAL INVESTMENTS (Cost $1,448,586,944)	101.2%	1,624,698,245
OTHER ASSETS LESS LIABILITIES	(1.2)	(18,655,749)

TOTAL NET ASSETS	100.0%	$1,606,042,496

(a)	Non-income producing
(b)	Securities denominated in U.S. dollars
(c)	100,000 shares of Royal Bank of Scotland Group PLC are restricted securities and may only be resold pursuant to an exemption under the Securities Act of 1933. As of June 30, 2004, these securities represented 0.2% of total net assets.

5 / Dodge & Cox International Stock Fund	See accompanying Notes to Financial Statements

Statement of Assets and Liabilities

June 30, 2004
Assets:
Investments, at market value (identified cost $1,448,586,944)	$1,624,698,245
Cash denominated in foreign currency (identified cost $2,023,766)	2,035,177
Receivable for Fund shares sold	8,205,979
Dividends and interest receivable	3,772,349
Prepaid expenses and other assets	317

1,638,712,067

Liabilities:
Payable for investments purchased	31,241,476
Payable for Fund shares redeemed	208,994
Management fees payable	733,035
Accounts payable	486,066

32,669,571

Net Assets	$1,606,042,496

Net Assets Consist of:
Paid in capital	$1,410,926,247
Accumulated undistributed net investment income	15,363,255
Accumulated undistributed net realized gains on investments and foreign currency transactions	3,630,282
Net unrealized appreciation on investments and foreign currency	176,122,712

$1,606,042,496

Beneficial shares outstanding (par value $0.01 each, unlimited shares authorized)	62,145,341
Net asset value per share	$25.84

Statement of Operations

Six Months Ended June 30, 2004
Investment Income:
Dividends (net of foreign taxes of $2,566,616)	$19,643,839
Interest	289,575

19,933,414

Expenses:
Management fees (Note 2)	3,383,055
Custodian and fund accounting fees	303,407
Transfer agent fees	406,090
Professional fees	36,509
Shareholder reports	63,807
Registration fees	336,098
Trustees’ fees (Note 2)	38,000
Miscellaneous	3,193

4,570,159

Net Investment Income	15,363,255

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from:
Investments	11,453,296
Foreign currency transactions	(478,792)
Net unrealized appreciation on investments and foreign currency	75,704,738

Net realized and unrealized gain on investments and foreign currency	86,679,242

Net Increase in Net Assets from Operations	$102,042,497

Statement of Changes in Net Assets

	Six Months Ended June 30, 2004	Year Ended December 31, 2003
Operations:
Net investment income	$15,363,255	$3,611,292
Net realized gain (loss)	10,974,504	(5,919,747)
Net unrealized appreciation	75,704,738	118,219,534

Net increase in net assets from operations	102,042,497	115,911,079

Distributions to Shareholders From:
Net investment income	—	(3,707,922)
Net realized gain	—	(22,032)

Total distributions	—	(3,729,954)

Beneficial Share Transactions:
Amounts received from sale of shares	972,572,214	505,237,353
Net asset value of shares issued in reinvestment of distributions	—	3,479,385
Amounts paid for shares redeemed	(123,466,147)	(82,943,027)

Net increase from beneficial share transactions	849,106,067	425,773,711

Total increase in net assets	951,148,564	537,954,836

Net Assets:
Beginning of period	654,893,932	116,939,096

End of period (including undistributed net investment income of $15,363,255 and $0, respectively)	$1,606,042,496	$654,893,932

Shares sold	39,312,078	24,888,635
Shares issued in reinvestment of distributions	—	149,716
Shares redeemed	(5,062,100)	(4,541,214)

Net increase in shares outstanding	34,249,978	20,497,137

See accompanying Notes to Financial Statements	Dodge & Cox International Stock Fund / 6

Notes to Financial Statements

Note 1 — Organization and Significant Accounting Policies

Dodge & Cox International Stock Fund (the “Fund”) is a separate series of Dodge & Cox Funds (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund’s predecessor, Dodge & Cox International Equity Fund, L.L.C. (the “LLC”), was organized on October 25, 1999 as a private investment company that converted into, and had the same investment manager as, the Fund. The Fund was capitalized on April 30, 2001 upon the transfer of assets from the LLC and commenced operations on May 1, 2001. The Fund seeks long-term growth of principal and income, and the Fund invests primarily in a diversified portfolio of foreign stocks. Foreign investing, especially in developing countries, has special risks such as currency and market volatility and political and social instability. These and other risk considerations are discussed in the Fund’s Prospectus.

The Fund consistently follows accounting policies which are in conformity with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Significant accounting policies are as follows:

Security valuation. The Fund’s net assets are valued as of the close of trading on the New York Stock Exchange (the “NYSE”), generally 4:00 p.m. Eastern Time, each day that the NYSE is open for business. Listed securities are valued at market, using as a price the official quoted close price or the last sale on the date of determination on the principal exchange on which such securities are traded or, if not available, at the mean between the exchange listed bid and ask prices for the day. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Securities for which market quotations are not readily available or whose values have been materially affected by events occurring before the Fund’s pricing time but after the close of the securities’ primary markets are valued at fair value as determined in good faith by or at the direction of the Board of Trustees. Foreign securities are converted to U.S. dollars using prevailing exchange rates. Short-term securities are valued at amortized cost which approximates current value.

Foreign Currency Translation. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions. Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investments.

The Fund may enter into forward foreign currency exchange contracts in order to reduce the exposure to changes in foreign currency exchange rates on the foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies.

Security transactions and related investment income. Security transactions are recorded by the Fund as of the date the trades are executed with brokers. Realized gains and losses on securities sold are determined on the basis of identified cost. Dividend income and corporate action transactions are recorded on the ex-dividend date, except for certain dividends or corporate actions from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received in excess of income are recorded as a reduction of cost of investments and/or realized gain. Interest income is recorded on the accrual basis.

Expenses. Expenses are recorded on the accrual basis. Most expenses of the Trust can be directly attributed to a series. Expenses which cannot be directly attributed are apportioned among all of the series in the Trust.

7 / Dodge & Cox International Stock Fund

Notes to Financial Statements (continued)

Repurchase agreements. The Fund may enter into repurchase agreements secured by U.S. government securities which involve the purchase of securities from a counterparty with a simultaneous commitment to resell the securities at an agreed-upon date and price. It is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the securities and to apply the proceeds in satisfaction of the obligation.

Income taxes and distributions to shareholders. No provision for federal income taxes has been included in the accompanying financial statements since the Fund intends to distribute all of its taxable income and continue to comply with requirements for regulated investment companies. Distributions to shareholders of income and capital gains are reflected in the net asset value per share computation on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Temporary differences between financial statement and tax treatments may occur when certain items of income, expense, gain or loss are recognized in different periods for financial statement and tax purposes. Differences in classification may also result from the treatment of short-term gains and currency transaction gains as ordinary income for tax purposes. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. These adjustments have no impact on net assets or the results of operations.

Note 2 — Related Party Transactions

Management fees. Under a written agreement, the Fund pays an annual management fee of 0.60% of the Fund’s average daily net asset value to Dodge & Cox, investment manager of the Fund. For the fiscal years ending December 31, 2001 through 2005, Dodge & Cox has contractually agreed to reimburse the Fund for all ordinary expenses to the extent necessary to maintain the ratio of expenses to average net assets at 0.90%. The agreement is renewable annually thereafter and is subject to 30 days written notice for termination by either party.

Trustees’ fees. All officers and three of the trustees of the Trust are officers and employees of Dodge & Cox. Those trustees who are not affiliated with Dodge & Cox receive from the Trust an annual fee plus an attendance fee for each Board or Committee meeting attended. Payments to trustees are divided equally among each series of the Trust. The Trust does not pay any other remuneration to its officers or trustees.

Indemnifications. Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

Note 3 — Distributions Paid, Distributable Earnings and Investment Transactions

Distributions paid by the Fund were characterized as follows for federal tax purposes:

	6 Months Ended 6/30/2004	Year Ended 12/31/2003

Ordinary income	none	$3,729,954
		($0.14 per share)
Long-term capital gain	none	none

At June 30, 2004, the tax basis components of accumulated undistributed income and net realized gain include $18,993,537 ordinary income and no long-term capital gain. At June 30, 2004, the cost of investments for federal income tax purposes was equal to the cost for financial reporting purposes. Net unrealized appreciation aggregated $176,122,712, of which $190,131,476 represented appreciated securities and foreign currencies and $14,008,764 represented depreciated securities.

For the six months ended June 30, 2004, purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $891,548,503 and $34,580,107, respectively.

The financial information has been taken from the records of the Fund and has not been audited by the Fund’s independent accountants who do not express an opinion thereon. The financial statements of the Fund will be subject to audit by the Fund’s independent accountants as of the close of the calendar year.

Dodge & Cox International Stock Fund / 8

Financial Highlights

SELECTED DATA AND RATIOS (for a share outstanding throughout the period)	Six Months Ended June 30,		Year Ended December 31,		May 1, 2001 through December 31,
	2004		2003	2002	2001

Net asset value, beginning of period	$23.48		$15.81	$18.42	$20.00

Income from investment operations:
Net investment income	0.25		0.14	0.13	0.14
Net realized and unrealized gain (loss)	2.11		7.67	(2.55)	(1.56)

Total from investment operations	2.36		7.81	(2.42)	(1.42)

Distributions to shareholders from:
Net investment income	—		(0.14)	(0.13)	(0.14)
Net realized gain	—		—	(0.06)	(0.02)

Total distributions	—		(0.14)	(0.19)	(0.16)

Net asset value, end of period	$25.84		$23.48	$15.81	$18.42

Total return	10.05%		49.42%	(13.11)%	(7.09)%
Ratios/supplemental data:
Net assets, end of period (millions)	$1,606		$655	$117	$ 25
Ratio of expenses to average net assets	0.81	%*	0.82%	0.90%	0.90%*
Ratio of expenses to average net assets, excluding reimbursement by investment manager	0.81	%*	0.84%	1.03%	2.47%*
Ratio of net investment income to average net assets	2.72	%*	1.53%	1.30%	1.74%*
Portfolio turnover rate	3%		11%	12%	23%

*	Annualized

9 / Dodge & Cox International Stock Fund

THIS PAGE INTENTIONALLY LEFT BLANK

Dodge & Cox International Stock Fund / 10

Officers and Trustees

Harry R. Hagey, Chairman & Trustee

Chairman & Chief Executive Officer, Dodge & Cox

John A. Gunn, President & Trustee

President, Dodge & Cox

Dana M. Emery, Vice President & Trustee

Senior Vice President, Dodge & Cox

William F. Ausfahl, Trustee

Former Chief Financial Officer and member of Board of Directors, The Clorox Company

L. Dale Crandall, Trustee

Former President, Kaiser Foundation Health Plan and Hospitals

Thomas A. Larsen, Trustee

Director, Howard, Rice, Nemerovski, Canady, Falk & Rabkin

Will C. Wood, Trustee

Principal, Kentwood Associates, Financial Advisers

A. Horton Shapiro, Executive Vice President

Senior Vice President, Dodge & Cox

Katherine Herrick Drake, Vice President

Vice President, Dodge & Cox

Kenneth E. Olivier, Vice President

Executive Vice President, Dodge & Cox

John M. Loll, Treasurer & Asst. Secretary

Vice President & Treasurer, Dodge & Cox

Thomas M. Mistele, Secretary & Asst. Treasurer

Chief Operating Officer, Secretary & General Counsel, Dodge & Cox

Balanced Fund

Established 1931

Semi-Annual Report

June 30, 2004

2004

Balanced Fund

www.dodgeandcox.com

For Fund literature, transactions and account

information, please visit the Funds’ web site.

or write or call:

Dodge & Cox Funds

c/o Boston Financial Data Services

P.O. Box 8422

Boston, Massachusetts 02266-8422

(800) 621-3979

Investment Manager

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions and portfolio holdings as of June 30, 2004, the end of the reporting period. The information provided is not a complete analysis of every aspect of any industry, security or the Fund.

For More Information

A complete list of the Fund’s quarter-end holdings and other information found in this report are also available at www.dodgeandcox.com on or about 15 days following each quarter end.

For a free copy of the Fund’s proxy voting policies and procedures, please call (800) 621-3979, visit www.dodgeandcox.com or the Securities and Exchange Commission’s (SEC) web site at www.sec.gov. Beginning August 31, 2004, information regarding how Dodge & Cox, on behalf of the Fund, voted proxies relating to the Fund’s portfolio securities for the most recent twelve-month period ending June 30 will be available at www.dodgeandcox.com or the SEC’s web site at www.sec.gov.

06/04 BF SAR       Printed on recycled paper

To Our Shareholders

The Dodge & Cox Balanced Fund had a total return of 0.3% for the second quarter of 2004, compared to the 0.0% return for the Combined Index1. For the six months ended June 30, 2004 the Fund had a total return of 4.3%, compared to the total return of 2.1% for the Combined Index. At quarter-end, the Fund’s total net assets of $17.3 billion were invested in 60% stocks, 26% fixed-income securities and 14% cash equivalents.

Equity Performance Review

The equity portion of the Balanced Fund slightly underperformed the S&P 500’s second quarter return of 1.7%. The equity portfolio’s underperformance relative to the S&P 500 during the quarter was primarily due to weak performance from a number of holdings including: AT&T (down 24%), May Department Stores (down 20%), Sony (down 9%) and McDonald’s (down 9%). The portfolio’s lower relative weighting in the Industrials sector also hurt performance, as this was a strong area of the market.

Conversely, the equity portfolio’s performance relative to the S&P 500 benefited from the Fund’s higher relative weighting in Energy stocks, which generally had a strong quarter. In addition, the portfolio’s Energy holdings performed better (e.g., Amerada Hess, up 22%) than the Energy stocks in the S&P 500. Additional strong performers included TXU (up 42%), Genuine Parts (up 22%), Computer Sciences (up 15%) and Schering-Plough (up 14%).

Fixed-Income Performance Review

The fixed-income portion of the Fund performed slightly better than the Lehman Brothers Aggregate Bond Index (LBAG), which returned -2.4% for the quarter. The fixed-income portfolio’s shorter effective duration2 (3.8 years versus 4.3 years for the LBAG at the beginning of the quarter) contributed to relative returns as interest rates increased significantly during the quarter. The portfolio also benefited from its overweight position in Mortgage-Backed Securities, which enhanced relative returns primarily due to the more stable nature of the portfolio’s Mortgage holdings amid a volatile interest rate environment. However, several of the portfolio’s Corporate holdings (e.g., AT&T, May Department Stores, Wyeth, and Time Warner) underperformed the Corporate sector, hampering relative performance.

It is also important to note that the Fund’s fixed-income weighting stood at just 26% as of quarter-end, while its cash position was 14%. This lower weighting in fixed-income securities reflects our concern about rising interest rates amid accelerating inflation. With interest rates rising during the second quarter, the Fund’s higher weighting in cash helped preserve principal.

Opportunities in the Health Care Sector

We assemble the Balanced Fund’s portfolio one security at a time, and base our investment decisions on the individual company research and analysis produced by our team of 19 global industry analysts. This “bottom-up” investment approach is what determines the Fund’s sector weightings (reported to you on a quarterly basis), as opposed to a changing “top-down” view of a given industry or the economy.

For most of the 1990s we had a difficult time finding opportunities in health care stocks due to lofty expectations for growth and profitability, and the resulting optimistic stock valuations. Despite these higher valuations, we continued to actively research a variety of health care companies because of their technological innovation and growing importance in the U.S. and global economies, and in recognition that valuations could come down and present an investment opportunity. Over the past five years, due to a wide range of legitimate industry and company-specific concerns, valuations have generally become more reasonable, and we have uncovered more individual investment opportunities. As a result, the Fund’s health care weighting gradually increased from 2.4% of June 30, 1999 to 7.1% at mid-year 2004.

This increased weighting over five years ago is a direct result of the increased number of investment ideas generated by our analysts as valuations have come down. Of course, when a stock drops in price, it drops for a reason, and each of the Fund’s holdings in this area faces certain challenges. For example, the Fund’s pharmaceutical holdings (e.g., Schering-Plough, Pfizer, Wyeth and Bristol-Myers Squibb) confront potentially slower growth due to falling research and development productivity, patent expirations and international sales constraints. Health care services companies generally face a different set of challenges—a case in point would be the Fund’s investment in HCA.

Illustrating Our Process: HCA

The Fund’s largest health care holding is HCA, which was a 1.7% equity position as of quarter end. The fixed-income portfolio is also invested in debt issued by HCA; 0.7% of the Fund is invested in various HCA bonds. We discuss HCA in order to illustrate our investment process, not because we believe it is more attractive than the Fund’s other investments.

HCA is a leading operator of hospitals and medical facilities in the U.S. In 1997, regulators accused HCA of fraudulently billing the government for certain Medicare patients. A new management team took the reins in July of that year and began a course of action that reformed the company’s billing practices. HCA now has strong relationships with physicians and competitive positions in its geographic markets, which, being primarily in the Southeast, are well positioned to benefit from an aging population and growing demand for hospital services.

More recently, the hospital industry has been struggling with the problem of rising unpaid receivables from uninsured and under-insured patients and increased competition from outpatient treatment centers. Another concern emerged as one of HCA’s for-profit competitors has been accused of overcharging the government for its Medicare “outlier” patients. These problems have created a dark cloud over the whole industry. At its current valuation, it is our

1 / Dodge & Cox Balanced Fund

view that HCA stock reflects concern about the industry’s risks, but does not give proper credit to HCA management for the company’s strong track record in recent years, or its growth opportunities going forward. At roughly 14.5 times estimated earnings for 2004 and less than one times sales—both discounts to the S&P 500’s multiples—the stock appears to offer attractive long-term appreciation potential. The same investment thesis serves as the foundation for our investment in HCA’s bonds, which are currently rated BBB/Ba and offer what we believe to be attractive yield premiums over comparable U.S. Treasury-issued debt.

Caution (Again) about Prospective Returns

At the risk of becoming repetitive, we continue to urge caution in your expectations for future returns. Although the Fund achieved a strong total return during the past year ended June 30, we believe it is extremely unlikely that these results will be repeated over the next three to five years.

The S&P 500 recovered nicely—more than we expected—during 2003. Profit growth has been impressive (more than 20% annualized) for U.S. companies coming out of the 2001 post-bubble recession. However, in light of the probability of rising interest rates and higher inflation, we believe that profit growth will moderate in the coming years, and P/E multiples may compress. We are encouraged by growth in the developing world and the global economy, but our expectations for equity investment returns in the U.S. over the next three to five years are low.

We also remain concerned about further rises in interest rates given the pace of economic activity and the acceleration of inflation. As such, we continue to position the fixed-income portfolio defensively, setting the portfolio’s duration at 3.9 years versus 4.8 years for the LBAG. Furthermore, as mentioned earlier, the Fund’s fixed-income weighting stood at just 26% as of quarter-end, while its cash position was 14%. We believe that this strategy may benefit the long-term capital preservation goals and total return prospects of the Fund.

For your information, the Fund’s quarter-end holdings and other information found in this report are also available on the Funds’ web site at www.dodgeandcox.com on or about 15 days following quarter end.

Thank you for the continued confidence you have placed in our firm as a shareholder of the Balanced Fund. As always, we welcome your comments and questions.

For the Board of Trustees,

Harry R. Hagey, Chairman	John A. Gunn, President

July 30, 2004

Ten Years of Investment Performance

through June 30, 2004 (in thousands)

Average annual total return for periods ended June 30, 2004

	1 Year	5 Years	10 Years	20 Years

Dodge & Cox Balanced Fund	18.95%	9.62%	13.39%	14.08%
Combined Index	11.33	1.77	10.38	12.18
S&P 500	19.09	(2.19)	11.83	13.46
Lehman Brothers Aggregate Bond Index (LBAG)	0.33	6.95	7.39	9.47

Past performance does not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Mutual fund performance changes over time and currently may be significantly lower than stated above. Performance is updated and published monthly. Visit the Fund’s web site at www.dodgeandcox.com or call 800-621-3979 for current performance figures.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions. Index returns include dividends and/or interest income and, unlike Fund returns, do not reflect fees or expenses.

Lehman Brothers® is a trademark of Lehman Brothers, Inc.; Standard & Poor’s, Standard & Poor’s 500, and S&P 500® are trademarks of The McGraw-Hill Companies, Inc.

[1]	The Combined Index reflects an unmanaged portfolio of 60% of the Standard & Poor’s 500 Index (S&P 500), which is a widely recognized, unmanaged index of common stock prices, and 40% of the Lehman Brothers Aggregate Bond Index (LBAG), which is a widely recognized, unmanaged index of U.S. dollar-denominated investment-grade fixed income securities. The Fund may, however, invest up to 75% of its total assets in stocks.
[2]	Duration is a measure of a bond’s price sensitivity to changes in interest rates.

Dodge & Cox Balanced Fund / 2

Fund Information

June 30, 2004

General Information

Net Asset Value Per Share	$75.23
Total Net Assets (millions)	$17,263
30-Day SEC Yield[1]	1.92%
2003 Expense Ratio	0.54%
2003 Portfolio Turnover	19%
Fund Inception Date	1931

Investment Manager:  Dodge & Cox, San Francisco. Managed by the Investment Policy Committee, whose ten members’ average tenure at Dodge & Cox is 23 years, and by the Fixed-Income Strategy Committee, whose ten members’ average tenure is 16 years.

Asset Allocation

Stock Portfolio (60.5% of Fund)

Number of Stocks	86
Median Market Capitalization (billions)	$13
Price-to-Earnings Ratio[2]	16x
Price-to-Book Value	1.9x
Foreign Stocks[3] (% of Fund)	8.7%

Five Largest Sectors	% of Fund
Consumer Discretionary	13.0
Financials	11.5
Health Care	7.1
Information Technology	6.9
Energy	5.9

Ten Largest Stock Holdings	% of Fund
AT&T Wireless Services	1.8
HCA, Inc.	1.7
Comcast	1.6
Hewlett-Packard	1.5
Schering-Plough	1.4
News Corp. Ltd., Pref. ADR (Australia)	1.4
Union Pacific	1.4
Dow Chemical	1.3
McDonald’s	1.3
Sony ADR (Japan)	1.3

Fixed-Income Portfolio (25.6% of Fund)

Number of Fixed-Income Securities	224
Average Quality	AA–
Average Maturity	6.8 years
Effective Duration	3.9 years

Credit Quality Ratings[4]	% of Fund
U.S. Government & Government Agencies	15.4
Aaa/AAA	0.1
Aa/AA	0.0
A/A	1.2
Baa/BBB	7.3
Ba/BB	1.4
B/B and below	0.2

Sector Breakdown	% of Fund
U.S. Treasury and Government Agency	0.8
Mortgage-Backed Securities	14.6
Corporate	10.2
[1]	SEC Yield is an annualization of the Fund’s total net investment income per share for the 30-day period ended on the last day of the month.
[2]	The Fund’s price-to-earnings (P/E) ratio is calculated using Dodge & Cox’s estimated forward earnings and excludes extraordinary items.
[3]	All U.S. dollar-denominated.
[4]	For presentation purposes only: when a security is split-rated, the lower of either the Moody’s or Standard & Poor’s rating is reported.

3 / Dodge & Cox Balanced Fund

Portfolio of Investments

June 30, 2004

COMMON STOCKS: 59.1%

SHARES		MARKET VALUE

CONSUMER DISCRETIONARY: 11.6%
CONSUMER DURABLES & APPAREL: 3.5%
5,758,600	Sony Corp. ADR(b) (Japan)	$219,114,730
9,346,300	Matsushita Electric Industrial Co., Ltd. ADR(b) (Japan)	134,212,868
4,066,100	Eastman Kodak Co.	109,703,378
1,164,800	Whirlpool Corp.	79,905,280
1,107,900	VF Corp.	53,954,730

		596,890,986
MEDIA: 2.8%
9,747,609	Comcast Corp.(a)	273,225,480
12,387,500	Time Warner Inc.(a)	217,772,250

		490,997,730
RETAILING: 1.9%
5,534,350	May Department Stores Co.	152,139,281
3,552,400	Gap, Inc.	86,145,700
1,263,600	Nordstrom, Inc.	53,841,996
1,461,400	Dillard’s, Inc. Class A	32,589,220

		324,716,197
HOTELS, RESTAURANTS & LEISURE: 1.5%
8,678,950	McDonald’s Corp.	225,652,700
3,541,732	InterContinental Hotels Group PLC ADR(b) (United Kingdom)	38,179,871

		263,832,571
AUTOMOBILES & COMPONENTS: 1.1%
12,513,720	Delphi Automotive Systems Corp.	133,646,530
2,463,300	Honda Motor Co. Ltd. ADR(b) (Japan)	59,907,456

		193,553,986
TRADING COMPANIES & DISTRIBUTORS: 0.8%
3,335,450	Genuine Parts Co.	132,350,656

		2,002,342,126
FINANCIALS: 11.5%
INSURANCE: 4.3%
4,042,200	St. Paul Travelers Companies, Inc.	163,870,788
2,477,000	Loews Corp.	148,520,920
1,584,512	Chubb Corp.	108,032,028
1,751,500	Torchmark Corp.	94,230,700
1,600,000	SAFECO Corp.	70,400,000
3,795,000	UNUMProvident Corp.	60,340,500
2,570,000	Genworth Financial, Inc.	58,981,500
562,750	MBIA, Inc.	32,144,280

		736,520,716
BANKS: 3.7%
3,991,300	Bank One Corp.	203,556,300
4,166,400	Wachovia Corp.	185,404,800
1,512,700	Golden West Financial Corp.	160,875,645
1,560,750	Wells Fargo & Co.	89,321,723

		639,158,468

SHARES		MARKET VALUE

DIVERSIFIED FINANCIALS: 2.2%
3,098,400	Capital One Financial Corp.	$211,868,592
4,476,500	CIT Group, Inc.	171,405,185

		383,273,777
REAL ESTATE: 1.3%
5,434,800	Equity Office Properties Trust	147,826,560
2,900,600	Equity Residential Properties Trust	86,234,838

		234,061,398

		1,993,014,359
HEALTH CARE: 7.1%
HEALTH CARE EQUIPMENT & SERVICES: 4.3%
7,215,100	HCA, Inc.	300,076,009
2,652,700	Cardinal Health, Inc.	185,821,635
1,000,400	WellPoint Health Networks, Inc.(a)	112,054,804
2,955,550	Thermo Electron Corp.(a)	90,853,607
1,317,800	Becton, Dickinson & Co.	68,262,040

		757,068,095
PHARMACEUTICALS & BIOTECHNOLOGY: 2.8%
13,383,550	Schering-Plough Corp.	247,328,004
2,866,500	Wyeth	103,652,640
2,285,492	Pfizer Inc.	78,346,666
2,189,450	Bristol-Myers Squibb Co.	53,641,525

		482,968,835

		1,240,036,930
INFORMATION TECHNOLOGY: 6.9%
TECHNOLOGY HARDWARE & EQUIPMENT: 4.3%
12,655,355	Hewlett-Packard Co.	267,027,990
15,102,150	Xerox Corp.(a)	218,981,175
4,252,500	Motorola, Inc.	77,608,125
2,242,200	Storage Technology Corp.(a)	65,023,800
1,280,225	NCR Corp.(a)	63,486,358
3,242,850	Avaya, Inc.(a)	51,204,602

		743,332,050
SOFTWARE & SERVICES: 2.6%
3,916,000	Computer Sciences Corp.(a)	181,819,880
8,982,600	Electronic Data Systems Corp.	172,016,790
2,798,200	BMC Software, Inc.(a)	51,766,700
6,937,800	Compuware Corp.(a)	45,789,480

		451,392,850

		1,194,724,900
ENERGY: 5.9%
1,871,308	ChevronTexaco Corp.	176,108,796
3,410,900	Occidental Petroleum Corp.	165,121,669
2,124,900	ConocoPhillips	162,108,621
4,090,100	Unocal Corp.	155,423,800
1,804,900	Amerada Hess Corp.	142,930,031
2,984,100	Baker Hughes, Inc.	112,351,365
2,265,000	Shell Transport & Trading Co. PLC ADR(b) (United Kingdom)	101,245,500

		1,015,289,782

See accompanying Notes to Financial Statements

Dodge & Cox Balanced Fund / 4

Portfolio of Investments

June 30, 2004

COMMON STOCKS (continued)

SHARES		MARKET VALUE
MATERIALS: 5.3%
CHEMICALS: 3.9%
5,742,959	Dow Chemical Co.	$233,738,431
4,957,451	Akzo Nobel N.V. ADR(b) (Netherlands)	184,665,050
2,102,600	Rohm and Haas Co.	87,426,108
3,434,000	Syngenta A.G. ADR(b) (Switzerland)	57,656,860
1,654,300	Engelhard Corp.	53,450,433
1,676,920	NOVA Chemicals Corp.(b) (Canada)	48,513,296
321,400	Lubrizol Corp.	11,769,668
39,500	Bayer A.G. ADR(b) (Germany)	1,153,400

		678,373,246
METALS AND MINING: 1.1%
1,455,400	Rio Tinto PLC ADR(b) (United Kingdom)	142,701,970
1,115,550	Alcoa, Inc.	36,846,616

		179,548,586
PAPER AND FOREST PRODUCTS: 0.3%
1,267,800	International Paper Co.	56,670,660

		914,592,492
INDUSTRIALS: 4.1%
TRANSPORTATION: 2.2%
3,953,400	Union Pacific Corp.	235,029,630
1,730,150	FedEx Corp.	141,335,953

		376,365,583
CAPITAL GOODS: 1.1%
1,840,300	Fluor Corp.	87,727,101
2,458,700	Masco Corp.	76,662,266
690,900	Volvo A.B. ADR(b) (Sweden)	24,189,100

		188,578,467
COMMERCIAL SERVICES & SUPPLIES: 0.8%
2,036,500	R.R. Donnelley & Sons Co.	67,245,230
1,503,150	Pitney Bowes, Inc.	66,514,388

		133,759,618
ELECTRONIC EQUIPMENT & INSTRUMENTS: 0.0%
115,200	American Power Conversion Corp.	2,263,680

		700,967,348
TELECOMMUNICATION SERVICES: 3.0%
21,213,500	AT&T Wireless Services, Inc.(a)	303,777,320
14,718,280	AT&T Corp.	215,328,436

		519,105,756
UTILITIES: 2.4%
8,352,500	Duke Energy Corp.	169,472,225
2,518,880	American Electric Power Co., Inc.	80,604,160
1,686,100	TXU Corp.	68,303,911
1,300,000	FirstEnergy Corp.	48,633,000
1,357,300	Scottish Power PLC ADR(b) (United Kingdom)	40,053,923

		407,067,219

SHARES	MARKET VALUE
CONSUMER STAPLES: 1.3%
FOOD, BEVERAGE AND TOBACCO: 1.3%
3,170,000	Unilever N.V.(b) (Netherlands)	$217,176,700

Total Common Stocks (Cost $7,885,763,723)		10,204,317,612

PREFERRED STOCKS: 1.4%
CONSUMER DISCRETIONARY: 1.4%
MEDIA: 1.4%
7,257,900	News Corp. Ltd., Preferred Limited Voting Ordinary Shares ADR(b) (Australia)	238,639,752

Total Preferred Stocks (Cost $163,643,154)		238,639,752

FIXED-INCOME SECURITIES: 25.6%
PAR VALUE		MARKET VALUE

U.S. TREASURY AND GOVERNMENT AGENCY: 0.8%
GOVERNMENT AGENCY: 0.6%
$4,935,000	Arkansas Dev. Fin. Auth. GNMA Guaranteed Bonds, 9.75%, 11/15/14	$5,900,533
9,000,000	Federal Home Loan Mtge. Corp., 6.25%, 7/15/32	9,480,087
9,239,879	Govt. Small Business Admin. 504 Series 00-20I, 7.21%, 9/1/20	10,112,017
14,389,538	Govt. Small Business Admin. 504 Series 01-20G, 6.625%, 7/1/21	15,428,549
25,578,744	Govt. Small Business Admin. 504 Series 03-20J, 4.92%, 10/1/23	25,085,785
4,187,586	Govt. Small Business Admin. 504 Series 96-20L, 6.70%, 12/1/16	4,463,440
6,964,772	Govt. Small Business Admin. 504 Series 97-20F, 7.20%, 6/1/17	7,533,341
9,265,855	Govt. Small Business Admin. 504 Series 97-20I, 6.90%, 9/1/17	9,953,201
10,624,810	Govt. Small Business Admin. 504 Series 98-20D, 6.15%, 4/1/18	11,180,088
5,776,499	Govt. Small Business Admin. 504 Series 98-20I, 6.00%, 9/1/18	6,051,154

		105,188,195
U.S. TREASURY: 0.2%
26,515,000	U.S. Treasury Notes, 7.25%, 8/15/04	26,709,726
8,500,000	U.S. Treasury Notes, 3.50%, 11/15/06	8,609,905

		35,319,631

		140,507,826

5 / Dodge & Cox Balanced Fund	See accompanying Notes to Financial Statements

Portfolio of Investments

June 30, 2004

FIXED-INCOME SECURITIES (continued)

PAR VALUE		MARKET VALUE

MORTGAGE-BACKED SECURITIES: 14.6%
FEDERAL AGENCY CMO & REMIC(c): 2.1%
$2,374,569	Federal Home Loan Mtge. Corp., 7.25%, 4/15/07	$2,374,231
4,070,256	Federal Home Loan Mtge. Corp., 6.50%, 5/15/08	4,195,858
4,987,577	Federal Home Loan Mtge. Corp., 6.50%, 5/15/08	5,142,200
9,734,013	Federal Home Loan Mtge. Corp., 6.50%, 10/15/08	9,933,177
4,314,286	Federal Home Loan Mtge. Corp., 5.50%, 12/15/13	4,331,903
20,866,000	Federal Home Loan Mtge. Corp., 6.50%, 12/15/13	22,095,360
1,946,980	Federal Home Loan Mtge. Corp., 5.50%, 2/15/14	1,962,580
3,821,274	Federal Home Loan Mtge. Corp., 6.00%, 12/15/14	3,844,114
38,430,602	Federal Home Loan Mtge. Corp., 6.00%, 9/15/16	40,186,439
2,741,514	Federal Home Loan Mtge. Corp., 6.50%, 5/15/21	2,739,788
4,149,337	Federal Home Loan Mtge. Corp., 6.25%, 9/15/22	4,195,969
28,000,000	Federal Home Loan Mtge. Corp., 7.00%, 8/25/23	29,643,289
419,809	Federal Natl. Mtge. Assn., 5.00%, 1/1/06	424,807
2,000,965	Federal Natl. Mtge. Assn., 7.50%, 2/25/07	2,072,689
147,946	Federal Natl. Mtge. Assn., 6.50%, 4/1/09	153,322
12,700,610	Federal Natl. Mtge. Assn., 5.50%, 11/25/13	12,921,282
5,532,858	Federal Natl. Mtge. Assn., 7.00%, 6/17/22	5,734,766
13,358,926	Federal Natl. Mtge. Assn., 7.00%, 6/25/32	14,118,729
13,182,565	Federal Natl. Mtge. Assn., 7.50%, 2/25/41	14,125,909
14,801,268	Federal Natl. Mtge. Assn., 7.50%, 7/25/41	15,860,447
6,066,481	Federal Natl. Mtge. Assn., 7.00%, 9/25/41	6,426,684
13,698,789	Federal Natl. Mtge. Assn., 7.00%, 6/25/42	14,437,651
14,400,494	Federal Natl. Mtge. Assn., 7.00%, 6/25/42	15,255,537
29,610,008	Federal Natl. Mtge. Assn., 6.50%, 7/25/42	30,717,126
12,854,478	Federal Natl. Mtge. Assn., 7.00%, 7/25/42	13,617,725
18,289,860	Federal Natl. Mtge. Assn., 7.50%, 10/25/42	19,670,282
67,170,691	Federal Natl. Mtge. Assn., 7.50%, 3/25/44	71,977,425
2,294,632	Veterans Affairs Vendee Mtge. Trust, 7.212%, 2/15/25	2,434,928
1,494,962	Veterans Affairs Vendee Mtge. Trust, 8.792%, 6/15/25	1,640,676

		372,234,893
FEDERAL AGENCY MORTGAGE PASS-THROUGH: 12.4%
1,206	Federal Home Loan Mtge. Corp., 7.25%, 1/1/08	1,241
11,699	Federal Home Loan Mtge. Corp., 7.50%, 2/1/08	12,183
165,543	Federal Home Loan Mtge. Corp., 8.00%, 2/1/08	173,612

PAR VALUE		MARKET VALUE

$2,560,809	Federal Home Loan Mtge. Corp., 7.00%, 5/1/08	$2,689,781
3,769,370	Federal Home Loan Mtge. Corp., 7.00%, 12/1/08	3,931,064
1,260,048	Federal Home Loan Mtge. Corp., 6.50%, 2/1/09	1,333,928
2,947,805	Federal Home Loan Mtge. Corp., 7.00%, 8/1/09	3,126,630
3,603,272	Federal Home Loan Mtge. Corp., 6.00%, 9/1/09	3,717,373
111,558	Federal Home Loan Mtge. Corp., 8.75%, 5/1/10	120,173
638,287	Federal Home Loan Mtge. Corp., 8.00%, 11/1/10	671,380
5,805,672	Federal Home Loan Mtge. Corp., 6.00%, 9/1/12	6,073,590
11,756,462	Federal Home Loan Mtge. Corp., 6.50%, 3/1/13	12,446,349
8,359,111	Federal Home Loan Mtge. Corp., 6.00%, 10/1/13	8,740,669
29,141,082	Federal Home Loan Mtge. Corp., 6.00%, 4/1/14	30,471,251
8,906,644	Federal Home Loan Mtge. Corp., 6.50%, 7/1/14	9,423,751
30,756,668	Federal Home Loan Mtge. Corp., 6.00%, 10/1/14	32,198,541
2,085,222	Federal Home Loan Mtge. Corp., 7.00%, 4/1/15	2,198,427
6,696,919	Federal Home Loan Mtge. Corp., 6.00%, 9/1/15	7,002,554
8,321,086	Federal Home Loan Mtge. Corp., 6.00%, 5/1/16	8,701,580
22,978,154	Federal Home Loan Mtge. Corp., 6.50%, 11/1/16	24,281,487
83,607	Federal Home Loan Mtge. Corp., 8.25%, 2/1/17	90,056
42,904,104	Federal Home Loan Mtge. Corp., 6.00%, 5/1/17	44,784,875
6,513,374	Federal Home Loan Mtge. Corp., 6.50%, 8/1/17	6,882,816
23,850,683	Federal Home Loan Mtge. Corp., 6.50%, 12/1/17	25,203,506
33,956,060	Federal Home Loan Mtge. Corp., 6.00%, 2/1/18	35,444,579
11,713,774	Federal Home Loan Mtge. Corp., 6.50%, 9/1/18	12,378,185
26,500,347	Federal Home Loan Mtge. Corp., 6.50%, 2/1/19	28,055,427
2,436,505	Federal Home Loan Mtge. Corp., 7.75%, 7/25/21	2,663,028
890,917	Federal Home Loan Mtge. Corp., 8.50%, 1/1/23	958,767
882,749	Federal Home Loan Mtge. Corp., 7.47%, 3/17/23	953,800

See accompanying Notes to Financial Statements

Dodge & Cox Balanced Fund / 6

Portfolio of Investments

June 30, 2004

FIXED-INCOME SECURITIES (continued)

PAR VALUE		MARKET VALUE

$10,204,321	Federal Natl. Mtge. Assn., 5.57%, 1/1/06	$10,460,888
673,722	Federal Natl. Mtge. Assn., 7.50%, 9/1/07	702,504
1,090,046	Federal Natl. Mtge. Assn., 7.00%, 12/1/07	1,132,800
1,698,977	Federal Natl. Mtge. Assn., 7.00%, 12/1/07	1,767,620
1,043,836	Federal Natl. Mtge. Assn., 6.50%, 5/1/08	1,094,735
21,047,709	Federal Natl. Mtge. Assn., 5.965%, 10/1/08	22,382,607
3,560,349	Federal Natl. Mtge. Assn., 5.606%, 11/1/08	3,741,859
2,942,007	Federal Natl. Mtge. Assn., 6.50%, 11/1/08	3,096,979
1,560,120	Federal Natl. Mtge. Assn., 6.00%, 1/1/09	1,632,880
8,671,580	Federal Natl. Mtge. Assn., 6.041%, 1/1/09	9,247,943
355,370	Federal Natl. Mtge. Assn., 8.00%, 1/1/09	375,755
222,990	Federal Natl. Mtge. Assn., 7.50%, 8/1/10	236,711
2,204,108	Federal Natl. Mtge. Assn., 6.50%, 3/1/11	2,334,444
8,783,574	Federal Natl. Mtge. Assn., 6.50%, 6/1/11	9,302,973
1,790,168	Federal Natl. Mtge. Assn., 7.00%, 7/1/11	1,862,496
5,552,285	Federal Natl. Mtge. Assn., 6.50%, 8/1/11	5,880,608
18,120,739	Federal Natl. Mtge. Assn., 6.50%, 12/1/11	19,184,723
11,204,507	Federal Natl. Mtge. Assn., 5.863%, 1/1/12	11,823,029
8,463,606	Federal Natl. Mtge. Assn., 6.50%, 1/1/12	8,932,163
31,084,321	Federal Natl. Mtge. Assn., 6.017%, 4/1/12	32,946,261
4,969,649	Federal Natl. Mtge. Assn., 6.50%, 1/1/13	5,263,596
5,317,538	Federal Natl. Mtge. Assn., 6.50%, 1/1/13	5,629,653
17,058,008	Federal Natl. Mtge. Assn., 5.50%, 2/1/14	17,558,855
10,484,079	Federal Natl. Mtge. Assn., 6.00%, 3/1/14	10,956,851
27,725,948	Federal Natl. Mtge. Assn., 6.00%, 3/1/14	29,007,072
22,265,043	Federal Natl. Mtge. Assn., 5.50%, 9/1/14	22,918,775
32,601,114	Federal Natl. Mtge. Assn., 6.50%, 12/1/14	34,514,651
43,654,310	Federal Natl. Mtge. Assn., 6.50%, 12/1/14	46,216,620
25,364,041	Federal Natl. Mtge. Assn., 6.50%, 7/1/15	26,853,164
11,882,712	Federal Natl. Mtge. Assn., 5.50%, 8/1/15	12,231,605
17,483,256	Federal Natl. Mtge. Assn., 5.50%, 8/1/15	17,996,589
4,269,042	Federal Natl. Mtge. Assn., 6.50%, 8/1/15	4,515,149
7,397,441	Federal Natl. Mtge. Assn., 7.50%, 9/1/15	7,896,339
84,493,807	Federal Natl. Mtge. Assn., 6.00%, 12/1/15	88,320,633
13,813,013	Federal Natl. Mtge. Assn., 7.50%, 12/1/15	14,744,591
6,930,111	Federal Natl. Mtge. Assn., 6.00%, 1/1/16	7,236,726
5,490,002	Federal Natl. Mtge. Assn., 7.50%, 1/1/16	5,860,259
8,295,683	Federal Natl. Mtge. Assn., 6.00%, 3/1/16	8,662,717
60,604,893	Federal Natl. Mtge. Assn., 6.00%, 3/1/16	63,349,762
15,560,263	Federal Natl. Mtge. Assn., 6.50%, 3/1/16	16,480,388
13,235,527	Federal Natl. Mtge. Assn., 6.00%, 4/1/16	13,832,374
80,307,282	Federal Natl. Mtge. Assn., 6.00%, 5/1/16	83,928,683
8,571,445	Federal Natl. Mtge. Assn., 6.00%, 7/1/16	8,943,986
28,420,138	Federal Natl. Mtge. Assn., 5.50%, 11/1/16	29,167,481
12,414,994	Federal Natl. Mtge. Assn., 5.50%, 12/1/16	12,741,462
7,974,630	Federal Natl. Mtge. Assn., 7.50%, 12/1/16	8,512,455
9,918,744	Federal Natl. Mtge. Assn., 6.00%, 3/1/17	10,366,023
38,421,515	Federal Natl. Mtge. Assn., 6.50%, 6/1/17	40,613,495
103,786,951	Federal Natl. Mtge. Assn., 6.00%, 6/1/17	108,582,602
30,891,989	Federal Natl. Mtge. Assn., 6.00%, 6/1/17	32,291,705
35,725,347	Federal Natl. Mtge. Assn., 6.00%, 7/1/17	37,278,078
125,479,517	Federal Natl. Mtge. Assn., 7.50%, 8/1/17	133,930,655
32,419,850	Federal Natl. Mtge. Assn., 6.00%, 12/1/17	33,888,184
18,390,528	Federal Natl. Mtge. Assn., 6.00%, 3/1/18	19,189,836

PAR VALUE		MARKET VALUE

14,738,020	Federal Natl. Mtge. Assn., 6.00%, 3/1/18	$15,372,204
16,014,156	Federal Natl. Mtge. Assn., 6.00%, 3/1/18	16,703,253
13,824,173	Federal Natl. Mtge. Assn., 6.00%, 3/1/18	14,425,013
36,788,230	Federal Natl. Mtge. Assn., 5.50%, 4/1/18	37,755,623
46,345,504	Federal Natl. Mtge. Assn., 6.50%, 4/1/18	48,989,555
16,956,111	Federal Natl. Mtge. Assn., 6.00%, 5/1/18	17,693,074
22,173,382	Federal Natl. Mtge. Assn., 6.00%, 5/1/18	23,137,104
37,082,790	Federal Natl. Mtge. Assn., 6.00%, 5/1/18	38,678,479
40,244,962	Federal Natl. Mtge. Assn., 5.50%, 6/1/18	41,303,253
109,099,364	Federal Natl. Mtge. Assn., 6.50%, 7/1/18	115,323,576
31,184,696	Federal Natl. Mtge. Assn., 6.50%, 10/1/18	32,982,472
34,645,545	Federal Natl. Mtge. Assn., 6.5%, 11/1/18	36,622,103
58,800,476	Federal Natl. Mtge. Assn., 7.00%, 11/1/18	62,469,737
4,816,433	Federal Natl. Mtge. Assn., 6.00%, 12/1/18	5,025,770
408,495	Federal Natl. Mtge. Assn., 7.50%, 7/1/19	427,538
97,972,476	Federal Natl. Mtge. Assn., 6.00%, 12/1/19	102,390,478
22,139,939	Federal Natl. Mtge. Assn., 6.50%, 1/1/22	23,242,496
2,479,789	Govt. Natl. Mtge. Assn., 7.50%, 1/15/08	2,596,111
5,410,259	Govt. Natl. Mtge. Assn., 6.50%, 7/15/09	5,735,896
863,272	Govt. Natl. Mtge. Assn., 7.97%, 4/15/20	955,671
792,415	Govt. Natl. Mtge. Assn., 7.97%, 5/15/20	877,230
565,136	Govt. Natl. Mtge. Assn., 7.97%, 8/15/20	625,624
714,708	Govt. Natl. Mtge. Assn., 7.97%, 8/15/20	791,206
916,561	Govt. Natl. Mtge. Assn., 7.97%, 10/15/20	1,014,663
803,169	Govt. Natl. Mtge. Assn., 7.97%, 1/15/21	888,733
7,943,424	Govt. Natl. Mtge. Assn., 7.50%, 11/15/24	8,613,682
3,968,966	Govt. Natl. Mtge. Assn., 7.50%, 10/15/25	4,300,664

		2,141,292,803
PRIVATE LABEL CMO & REMIC(c): 0.1%
9,830,739	Union Planters Mortgage Finance Corp., 7.70%, 12/25/24	10,471,946

		2,523,999,642
CORPORATE: 10.2%
INDUSTRIAL: 7.3%
71,000,000	AOL Time Warner, Inc., 7.625%, 4/15/31	76,832,011
16,000,000	AOL Time Warner, Inc., 7.70%, 5/1/32	17,478,720
64,354,000	AT&T Corp., 8.05%, 11/15/11	66,073,796
97,500,000	AT&T Corp., 8.75%, 11/15/31	95,170,920
27,000,000	Amerada Hess Corp., 6.65%, 8/15/11	28,571,562
26,780,000	Amerada Hess Corp., 7.875%, 10/1/29	28,930,514
85,510,000	Comcast Corp., 5.30%, 1/15/14	82,310,130
25,275,000	Dillard’s, Inc., 7.375%, 6/1/06	26,475,563
3,500,000	Dillard’s, Inc., 7.13%, 8/1/18	3,325,000
24,425,000	Dow Chemical Co.(d), 4.027%, 9/30/09	23,284,597
5,750,000	Dow Chemical Co., 6.00%, 10/1/12	5,941,636
30,170,000	Dow Chemical Co., 7.375%, 11/1/29	32,827,343
18,775,000	Electronic Data Systems Corp., 6.00%, 8/1/13	17,931,777
28,975,000	Ford Motor Credit Co., 6.50%, 1/25/07	30,444,815
91,945,000	Ford Motor Credit Co., 7.25%, 10/25/11	96,017,336
12,750,000	GMAC, 7.75%, 1/19/10	13,841,068
35,630,000	GMAC, 8.875%, 6/1/10, Putable 2005	40,733,499

7 / Dodge & Cox Balanced Fund	See accompanying Notes to Financial Statements

Portfolio of Investments

June 30, 2004

FIXED-INCOME SECURITIES (continued)

PAR VALUE		MARKET VALUE

$51,925,000	GMAC, 6.875%, 9/15/11	$53,238,547
27,750,000	HCA, Inc., 8.75%, 9/1/10	31,686,698
23,798,000	HCA, Inc., 7.875%, 2/1/11	26,101,028
10,000,000	HCA, Inc., 6.95%, 5/1/12	10,433,260
27,250,000	HCA, Inc., 6.25%, 2/15/13	27,086,936
16,250,000	HCA, Inc., 6.75%, 7/15/13	16,646,143
10,000,000	HCA, Inc., 5.75%, 3/15/14	9,507,020
21,185,000	Hewlett-Packard Co., 5.50%, 7/1/07	22,290,158
24,500,000	International Paper Co., 5.25%, 4/1/16	22,964,732
18,500,000	Lockheed Martin Corp., 7.65%, 5/1/16	21,496,963
8,500,000	Lockheed Martin Corp., 7.75%, 5/1/26	9,849,307
5,900,000	May Department Stores Co., 7.625%, 8/15/13	6,618,107
11,350,000	May Department Stores Co., 7.45%, 10/15/16	12,590,521
5,240,000	May Department Stores Co., 7.875%, 3/1/30	5,962,895
48,475,000	May Department Stores Co., 6.90%, 1/15/32	49,713,051
16,000,000	May Department Stores Co., 8.125%, 8/15/35, Callable 2015	17,566,848
10,440,000	May Department Stores Co., 7.875%, 8/15/36, Callable 2016	11,252,931
35,000,000	Raytheon Co., 6.75%, 8/15/07	37,905,385
12,500,000	Schering-Plough Corp., 5.30%, 12/1/13	12,275,438
44,250,000	Time Warner Entertainment, 8.375%, 7/15/33	51,797,855
17,000,000	Wyeth (American Home Products Corp.), 6.95%, 3/15/11	18,154,810
24,500,000	Wyeth, 5.50%, 3/15/13	23,645,170
68,165,000	Wyeth, 5.50%, 2/1/14	65,132,612
10,000,000	Xerox Corp., 7.20%, 4/1/16	9,600,000

		1,259,706,702
FINANCE: 2.5%
23,760,000	Bank One Capital III(e), 8.75%, 9/1/30	30,386,854
12,275,000	Bank One Corp., 6.50%, 2/1/06	12,953,918
14,550,000	BankAmerica Capital II(e), 8.00%, 12/15/26, Callable 2006	15,931,552
21,665,000	Boston Properties, Inc., 6.25%, 1/15/13	22,721,840
26,000,000	Boston Properties, Inc., 5.625%, 4/15/15	25,386,296
14,705,000	CIGNA Corp., 7.00%, 1/15/11	16,167,074

PAR VALUE		MARKET VALUE

$15,000,000	CIGNA Corp., 6.375%, 10/15/11	$16,020,795
9,745,000	CIGNA Corp., 7.65%, 3/1/23	10,895,953
10,507,000	CIGNA Corp., 7.875%, 5/15/27	12,048,356
9,050,000	CIGNA Corp., 8.30%, 1/15/33, Step Coupon	10,701,245
6,000,000	CIT Group, Inc., 7.375%, 4/2/07	6,564,222
12,500,000	CIT Group, Inc., 5.75%, 9/25/07	13,173,212
12,480,000	Citicorp Capital Trust I(e), 7.933%, 2/15/27, Callable 2007	13,619,474
22,640,000	EOP Operating Limited Partnership(f), 7.00%, 7/15/11	24,675,653
19,933,000	EOP Operating Limited Partnership(f), 6.75%, 2/15/12	21,402,600
26,715,000	EOP Operating Limited Partnership(f), 5.875%, 1/15/13	27,089,117
15,000,000	EOP Operating Limited Partnership(f), 4.75%, 3/15/14	13,819,800
4,945,000	First Nationwide Bank, 10.00%, 10/1/06	5,577,129
19,580,000	Health Net, Inc., 8.375%, 4/15/11	22,892,388
7,520,000	Provident Companies, Inc., 7.25%, 3/15/28	7,026,041
25,150,000	Safeco Corp., 7.25%, 9/1/12	28,271,593
17,500,000	St. Paul Travelers Companies, Inc., 8.125%, 4/15/10	20,407,765
6,000,000	UNUM Corp., 7.19%, 2/1/28	5,318,448
21,150,000	UNUMProvident Corp., 7.625%, 3/1/11	21,890,250
21,495,000	UNUMProvident Corp., 6.75%, 12/15/28	19,337,977
4,795,000	UNUMProvident Corp., 7.375%, 6/15/32	4,483,325

		428,762,877
TRANSPORTATION: 0.4%
4,931,644	Consolidated Rail Corp., 6.76%, 5/25/15, Callable 2005	5,271,533
12,740,000	Consolidated Rail Corp., 9.75%, 6/15/20	17,098,392
6,076,715	FedEx Corp., 6.72%, 1/15/22	6,509,134
41,314,643	Union Pacific Corp., 6.33%, 1/2/20	43,669,578

		72,548,637

		1,761,018,216

Total Fixed-Income Securities (Cost $4,385,373,975)		4,425,525,684

See accompanying Notes to Financial Statements

Dodge & Cox Balanced Fund / 8

Portfolio of Investments

June 30, 2004

SHORT-TERM INVESTMENTS: 15.6%

PAR VALUE		MARKET VALUE

$85,558,928	SSgA Prime Money Market Fund	$85,558,928
706,255,000	State Street Repurchase Agreement, 1.08%, 7/1/04 (collateralized by U.S. Treasury Securities, value $720,404,429)	706,255,000
200,000,000	U.S. Treasury Bills, 7/8/04	199,963,444
150,000,000	U.S. Treasury Bills, 7/22/04	149,906,813
450,000,000	U.S. Treasury Bills, 7/29/04	449,638,916
150,000,000	U.S. Treasury Bills, 8/5/04	149,835,208
450,000,000	U.S. Treasury Bills, 9/16/04	448,993,117
350,000,000	U.S. Treasury Bills, 10/14/04	348,815,833
150,000,000	U.S. Treasury Bills, 12/16/04	148,873,000

Total Short-Term Investments (Cost $2,687,840,259)		2,687,840,259

TOTAL INVESTMENTS (Cost $15,122,621,111)	101.7%	17,556,323,307
OTHER ASSETS LESS LIABILITIES	(1.7)	(293,527,238)

TOTAL NET ASSETS	100.0%	$17,262,796,069

(a)	Non-income producing
(b)	Foreign securities denominated in U.S. dollars
(c)	CMO: Collateralized Mortgage Obligation
REMIC: Real Estate Mortgage Investment Conduit
(d)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2004, these securities represented 0.1% of total net assets.
(e)	Cumulative Preferred Securities
(f)	EOP Operating LP is the operating partnership of Equity Office Properties Trust.

9 / Dodge & Cox Balanced Fund	See accompanying Notes to Financial Statements

Statement of Assets and Liabilities

June 30, 2004
Assets:
Investments, at market value (identified cost $15,122,621,111)	$17,556,323,307
Receivable for paydowns on mortgage-backed securities	50,982
Receivable for Fund shares sold	71,896,952
Dividends and interest receivable	67,060,484
Prepaid expenses and other assets	24,060

17,695,355,785

Liabilities:
Payable for investments purchased	410,896,862
Payable for Fund shares redeemed	13,374,627
Management fees payable	6,902,092
Accounts payable	1,386,135

432,559,716

Net Assets	$17,262,796,069

Net Assets Consist of:
Paid in capital	$14,703,958,588
Accumulated undistributed net investment income	3,180,341
Accumulated undistributed net realized gain on investments	121,954,944
Net unrealized appreciation on investments	2,433,702,196

$17,262,796,069

Beneficial shares outstanding (par value $0.01 each, unlimited shares authorized)	229,468,925
Net asset value per share	$75.23
Statement of Operations

Six Months Ended June 30, 2004
Investment Income:
Dividends (net of foreign taxes of $2,101,501)	$87,737,384
Interest	120,477,992

208,215,376

Expenses:
Management fees (Note 2)	38,498,838
Custodian and fund accounting fees	144,559
Transfer agent fees	1,758,406
Professional fees	39,015
Shareholder reports	340,107
Registration fees	779,440
Trustees’ fees (Note 2)	38,000
Miscellaneous	49,678

41,648,043

Net Investment Income	166,567,333

Realized and Unrealized Gain on Investments:
Net realized gain on investments	121,954,944
Net unrealized appreciation on investments	318,562,442

Net realized and unrealized gain on investments	440,517,386

Net Increase in Net Assets from Operations	$607,084,719

Statement of Changes in Net Assets

	Six Months Ended June 30, 2004	Year Ended December 31, 2003
Operations:
Net investment income	$166,567,333	$252,104,677
Net realized gain	121,954,944	158,794,795
Net unrealized appreciation	318,562,442	1,867,447,020

Net increase in net assets from operations	607,084,719	2,278,346,492

Distributions to Shareholders from:
Net investment income	(164,780,078)	(251,969,056)
Net realized gain	(39,375,262)	(120,968,603)

Total distributions	(204,155,340)	(372,937,659)

Beneficial Share Transactions:
Amounts received from sale of shares	4,593,716,387	4,675,775,405
Net asset value of shares issued in reinvestment of distributions	195,891,199	358,612,076
Amounts paid for shares redeemed	(1,125,369,278)	(1,629,097,670)

Net increase from beneficial share transactions	3,664,238,308	3,405,289,811

Total increase in net assets	4,067,167,687	5,310,698,644

Net Assets:
Beginning of period	13,195,628,382	7,884,929,738

End of period (including undistributed net investment income of $3,180,341 and $1,393,086, respectively)	$17,262,796,069	$13,195,628,382

Shares sold	61,232,329	70,653,951
Shares issued in reinvestment of distributions	2,612,767	5,274,758
Shares redeemed	(15,047,872)	(25,059,171)

Net increase in shares outstanding	48,797,224	50,869,538

See accompanying Notes to Financial Statements	Dodge & Cox Balanced Fund / 10

Notes to Financial Statements

Note 1 — Organization and Significant Accounting Policies

Dodge & Cox Balanced Fund (the “Fund”) is a separate series of Dodge & Cox Funds (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund commenced operations on June 26, 1931, and seeks regular income, conservation of principal and an opportunity for long-term growth of principal and income. Risk considerations and investment strategies of the Fund are discussed in the Fund’s Prospectus.

The Fund consistently follows accounting policies which are in conformity with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Significant accounting policies are as follows:

Security valuation. The Fund’s net assets are valued as of the close of trading on the New York Stock Exchange (the “NYSE”), generally 4:00 p.m. Eastern Time, each day that the NYSE is open for business. Stocks are valued at market, using as a price the official quoted close price or the last sale of the day at the close of the NYSE or, if not available, at the mean between the exchange listed bid and ask prices for the day. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Fixed-income securities with original maturities of one year or more are priced on the basis of valuations furnished by pricing services which utilize both dealer-supplied valuations and electronic data processing techniques. Valuations of fixed-income securities take into account appropriate factors such as institutional-size trading markets in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter listed prices. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Board of Trustees. Short-term securities are valued at amortized cost which approximates current value. All securities held by the Fund are denominated in U.S. dollars.

Security transactions and related investment income. Security transactions are recorded by the Fund as of the date the trades are executed with brokers. Realized gains and losses on securities sold are determined on the basis of identified cost. Dividend income and corporate action transactions are recorded on the ex-dividend date, except for certain dividends or corporate actions from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received in excess of income are recorded as a reduction of cost of investments and/or realized gain. The Fund may estimate the components of distributions received from Real Estate Investment Trusts (“REITs”). Interest income is recorded on the accrual basis. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses. Expenses are recorded on the accrual basis. Most expenses of the Trust can be directly attributed to a series. Expenses which cannot be directly attributed are apportioned among all of the series in the Trust.

Repurchase agreements. The Fund may enter into repurchase agreements secured by U.S. government securities which involve the purchase of securities from a counterparty with a simultaneous commitment to resell the securities at an agreed-upon date and price. It is the Fund’s policy that its custodian take possession of the

11 / Dodge & Cox Balanced Fund

Notes to Financial Statements (continued)

underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the securities and to apply the proceeds in satisfaction of the obligation.

Income taxes and distributions to shareholders. No provision for federal income taxes has been included in the accompanying financial statements since the Fund intends to distribute all of its taxable income and continue to comply with requirements for regulated investment companies. Distributions to shareholders of income and capital gains are reflected in the net asset value per share computation on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Temporary differences between financial statement and tax treatments may occur when certain items of income, expense, gain or loss are recognized in different periods for financial statement and tax purposes. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. These adjustments have no impact on net assets or the results of operations.

Note 2 — Related Party Transactions

Management fees. Under a written agreement, the Fund pays an annual management fee of 0.50% of the Fund’s average daily net asset value to Dodge & Cox, investment manager of the Fund.

Trustees’ fees. All officers and three of the trustees of the Trust are officers and employees of Dodge & Cox. Those trustees who are not affiliated with Dodge & Cox receive from the Trust an annual fee plus an attendance fee for each Board or Committee meeting attended. Payments to trustees are divided equally among each series of the Trust. The Trust does not pay any other remuneration to its officers or trustees.

Indemnifications. Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

Note 3 — Distributions Paid, Distributable Earnings and Investment Transactions

Distributions paid by the Fund were characterized as follows for federal tax purposes:

	6 Months Ended 6/30/2004	Year Ended 12/31/2003
Ordinary income	$164,780,078	$308,364,981
	($0.76 per share)	($1.97 per share)
Long-term capital gain	$39,375,262	$64,572,678
	($0.19 per share)	($0.36 per share)

At June 30, 2004, the tax basis components of accumulated undistributed income and net realized gain include $3,180,341 of ordinary income and $121,954,944 of long-term capital gain. At June 30, 2004, the cost of investments for federal income tax purposes was equal to the cost for financial reporting purposes. Net unrealized appreciation aggregated $2,433,702,196, of which $2,661,624,208 represented appreciated securities and $227,922,012 represented depreciated securities.

For the six months ended June 30, 2004, purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $2,623,558,930 and $477,438,758, respectively. For the six months ended June 30, 2004, purchases and sales of U.S. government securities aggregated $1,547,418,380 and $582,938,550, respectively.

The financial information has been taken from the records of the Fund and has not been audited by the Fund’s independent accountants who do not express an opinion thereon. The financial statements of the Fund will be subject to audit by the Fund’s independent accountants as of the close of the calendar year.

Dodge & Cox Balanced Fund / 12

Financial Highlights

SELECTED DATA AND RATIOS (for a share outstanding throughout each period)	Six Months Ended June 30,			Year Ended December 31,
	2004	2003	2002	2001	2000	1999

Net asset value, beginning of period	$73.04	$60.75	$65.42	$63.42	$65.71	$65.22
Income from investment operations:
Net investment income	0.77	1.66	1.89	2.12	2.45	2.24
Net realized and unrealized gain (loss)	2.37	12.96	(3.80)	4.07	6.95	5.45

Total from investment operations	3.14	14.62	(1.91)	6.19	9.40	7.69

Distributions to shareholders from:
Net investment income	(0.76)	(1.66)	(1.88)	(2.14)	(2.47)	(2.22)
Net realized gain	(0.19)	(0.67)	(.88)	(2.05)	(9.22)	(4.98)

Total distributions	(0.95)	(2.33)	(2.76)	(4.19)	(11.69)	(7.20)

Net asset value, end of period	$75.23	$73.04	$60.75	$65.42	$63.42	$65.71

Total return	4.31%	24.44%	(2.94)%	10.06%	15.13%	12.06%
Ratios/supplemental data:
Net assets, end of period (millions)	$17,263	$13,196	$7,885	$6,040	$4,909	$5,138
Ratio of expenses to average net assets	0.54%*	0.54%	0.53%	0.53%	0.53%	0.53%
Ratio of net investment income to average net assets	2.16%*	2.57%	3.12%	3.28%	3.70%	3.18%
Portfolio turnover rate	8%	19%	25%	21%	23%	17%

*	Annualized

13 / Dodge & Cox Balanced Fund

THIS PAGE INTENTIONALLY LEFT BLANK

Dodge & Cox Balanced Fund / 14

Officers and Trustees

Harry R. Hagey, Chairman & Trustee

Chairman & Chief Executive Officer, Dodge & Cox

John A. Gunn, President & Trustee

President, Dodge & Cox

Dana M. Emery, Vice President & Trustee

Senior Vice President, Dodge & Cox

William F. Ausfahl, Trustee

Former Chief Financial Officer and member of Board of Directors, The Clorox Company

L. Dale Crandall, Trustee

Former President, Kaiser Foundation Health Plan and Hospitals

Thomas A. Larsen, Trustee

Director, Howard, Rice, Nemerovski, Canady, Falk & Rabkin

Will C. Wood, Trustee

Principal, Kentwood Associates, Financial Advisers

A. Horton Shapiro, Executive Vice President

Senior Vice President, Dodge & Cox

Katherine Herrick Drake, Vice President

Vice President, Dodge & Cox

Kenneth E. Olivier, Vice President

Executive Vice President, Dodge & Cox

John M. Loll, Treasurer & Asst. Secretary

Vice President & Treasurer, Dodge & Cox

Thomas M. Mistele, Secretary & Asst. Treasurer

Chief Operating Officer, Secretary & General Counsel, Dodge & Cox

Income Fund

Established 1989

Semi-Annual Report

June 30, 2004

2004

Income Fund

www.dodgeandcox.com

For Fund literature, transactions and account

information, please visit the Funds’ web site.

or write or call:

Dodge & Cox Funds

c/o Boston Financial Data Services

P.O. Box 8422

Boston, Massachusetts 02266-8422

(800) 621-3979

Investment Manager

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions and portfolio holdings as of June 30, 2004, the end of the reporting period. The information provided is not a complete analysis of every aspect of any industry, security or the Fund.

For More Information

A complete list of the Fund’s quarter-end holdings and other information found in this report are also available at www.dodgeandcox.com on or about 15 days following each quarter end.

For a free copy of the Fund’s proxy voting policies and procedures, please call (800) 621-3979, visit www.dodgeandcox.com or the Securities and Exchange Commission’s (SEC) web site at www.sec.gov. Beginning August 31, 2004, information regarding how Dodge & Cox, on behalf of the Fund, voted proxies relating to the Fund’s portfolio securities for the most recent twelve-month period ending June 30 will be available at www.dodgeandcox.com or the SEC’s web site at www.sec.gov.

06/04 IF SAR        Printed on recycled paper

To Our Shareholders

The Dodge & Cox Income Fund produced a total return of -2.1% for the quarter ending June 30, 2004, compared to a total return of
-2.4% for the Lehman Brothers Aggregate Bond Index (LBAG). For the six months ended June 30, 2004, the Fund’s return of -0.3%
underperformed the LBAG’s return of 0.2%. The Fund ended the quarter with total net assets of $6.6 billion and a cash position of
5%.

Market Commentary

High levels of job creation in April and May, combined with continued strength in other key economic indicators and accelerating inflation (e.g., 3.3% year-over-year increase in the Consumer Price Index), precipitated a broad decline in fixed-income markets during the second quarter. U.S. Treasuries had their worst quarter of performance since 1980, generating a return (price change plus income) of -3.2%. The other broad sectors of the bond market followed suit: Corporate bonds, as measured by the Lehman Credit Index, produced a total return of -3.4%, slightly underperforming comparable Treasuries, and Mortgage-Backed Securities, as measured by the Lehman Mortgage Index, returned -1.1%, slightly outperforming similar duration1 Treasuries.

The U.S. Treasury yield curve (a line connecting the yields of the most recently-issued U.S. Treasuries from two years to 27 years) “flattened” as Treasury two-year yields rose by 1.11% while the longest Treasury bond yields increased by 0.52%. The Federal Reserve raised the Federal Funds rate, the first rate increase in four years, by 0.25% to 1.25% at the end of June. This move was widely anticipated by the bond market and was accompanied by a statement that future increases would be “measured,” as long as inflation remains relatively low.

Fund Performance Review

The Fund did not escape the difficult market conditions of the second quarter, posting a negative return (-2.1%), but declining 0.3% less than the LBAG. We have discussed previously our caution about the future direction of interest rates and, indeed, the defensive posture we have maintained in the Fund vis-à-vis interest rate exposure made a positive contribution to the Fund’s performance relative to the LBAG in the second quarter. Specifically, the Fund’s lower duration and relative yield curve positioning combined to moderate some of the harmful effects of the general rise in interest rates on bond prices. The Fund’s mortgage holdings (which constituted 39.8% of the Fund versus 34.9% for the LBAG at the beginning of the quarter) also enhanced relative returns, primarily due to the more stable nature of these mortgage holdings in the volatile rate environment.

Unfortunately, the benefit of these positives was partially offset by poor performance from several of the Fund’s corporate holdings, including AT&T, May Department Stores, Wyeth, and Time Warner. In addition, the Fund’s higher weighting in corporate securities (34.5% versus 26.3% for the LBAG at the beginning of the quarter) detracted from relative returns as corporate bonds generally underperformed Treasuries.

The Fund’s performance has lagged the LBAG benchmark through the first half of this year. The contributions to relative performance in the first half generally echoed those of the second quarter, only the magnitude of the negative factors (overweight of Corporates, poor performance from certain Corporate holdings) surpassed the positive contributions (lower portfolio duration, good performance from mortgage securities), resulting in the 0.4% relative performance shortfall.

Mortgage Sector Volatility

Generally speaking, Mortgage-Backed Securities (MBS) tend to perform poorly in periods of high interest rate volatility. Significant and rapid changes in the level of interest rates lead to uncertainty about prepayment rates on the mortgages underlying these securities. A change in prepayment rates in turn alters the characteristics of a MBS, particularly its expected time until repayment of principal (“average life”). The effects of these changes—“prepayment risk”—are typically negative for the performance of a mortgage security. A sharp rise in interest rates, of the type that occurred during the second quarter, can result in a price decline for a mortgage-related security due to both the general increase in rates and the fact that lower prepayment rate expectations “extend” the average life of a mortgage security, resulting in a more significant price decline, all else being equal. Conversely, a sharp decline in interest rates often results in less impressive price gains for MBS as higher prepayment rate expectations “shorten” the mortgage security.2 This phenomenon is known in bond market jargon as “negative convexity.”

On the positive side, the Fund’s MBS are generally considered to have high credit quality as they are guaranteed by one of the Federal Housing Agencies (e.g., Fannie Mae, Freddie Mac)3 or by the full faith and credit of the U.S. Treasury (e.g., Ginnie Mae, Department of Veterans Affairs). In addition, MBS offer yields that are well above similar-maturity Treasury and Agency securities to compensate for their inherent prepayment risk.

Our goal for MBS investing is to benefit from the positive aspects of the sector (incremental yield, high quality) while mitigating

1 / Dodge & Cox Income Fund

prepayment risk through our selection of specific mortgage securities. To that end, we use our research capabilities to identify specific types of mortgage securities backed by underlying loans with characteristics such as low loan balances, borrower payment delinquencies or shorter amortization schedules; we believe these characteristics offer less prepayment uncertainty, leading to a more reliable income stream and a more predictable total return over time. As of June 30, 41.2% of the Fund was composed of MBS, generally with these types of characteristics. In contrast, the MBS portion of the LBAG (35.8%) is dominated by newly issued 15-year and 30-year mortgage securities with substantially greater prepayment risk.

Looking Forward

We remain concerned about further rises in interest rates given the pace of economic activity and the acceleration of inflation. As such, we continue to position the Fund defensively, with an effective duration that is 70.8% of the LBAG duration. Furthermore, nearly 70% of the Fund is invested in securities with a duration of five years or less. We believe this is the appropriate strategy in this environment in seeking to fulfill the objectives of the Fund. The Fund continues to feature sector overweightings (41.2% versus 35.8% for MBS; 33.0% vs. 24.6% for Corporates) constructed through fundamental research and individual security selection. The Fund holds a corresponding underweighting in U.S. government securities due to the low yields offered in this sector. This strategy has allowed us to build portfolio yield while maintaining a well diversified portfolio with an average quality of AA.4

In Closing

For your information, the Fund’s quarter-end holdings and other information found in this report are also available on the Funds’ web site at www.dodgeandcox.com on or about 15 days following quarter end.

Thank you for the continued confidence you have placed in our firm as a shareholder of the Income Fund. As always, we welcome your comments and questions.

For the Board of Trustees,

Harry R. Hagey, Chairman

A. Horton Shapiro, Executive Vice President

July 30, 2004

Ten Years of Investment Performance

through June 30, 2004 (in thousands)

Average annual total return for periods ended June 30, 2004

	1 Year	5 Years	10 Years

Dodge & Cox Income Fund	1.38%	7.52%	7.81%
Lehman Brothers Aggregate Bond Index (LBAG)	0.33	6.95	7.39

Past performance does not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Mutual fund performance changes over time and currently may be significantly lower than stated above. Performance is updated and published monthly. Visit the Fund’s web site at www.dodgeandcox.com or call 800-621-3979 for current performance figures.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions. The Lehman Brothers Aggregate Bond Index (LBAG) is a widely recognized, unmanaged index of U.S. dollar-denominated investment-grade fixed-income securities. Index returns include dividends and/or interest income and, unlike Fund returns, do not reflect fees or expenses.

Lehman Brothers® is a trademark of Lehman Brothers, Inc.

1	Duration is a measure of a bond’s price sensitivity to changes in interest rates.
2	Early repayment of principal of mortgage-related securities (or other callable securities) (e.g., prepayment of principal due to sale of the underlying property, refinancing or foreclosure) exposes the Fund to a lower rate of return upon reinvestment of principal.
3	Certain U.S. government sponsored enterprises (GSEs) (such as the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac)) may be chartered or sponsored by Acts of Congress; however, their securities are neither issued nor guaranteed by the U.S. Treasury. In the event that these GSEs cannot meet their obligations, there can be no assurance that the U.S. government would provide support.
4	The Fund may invest in securities rated below AA. As of June 30, 2004, 32.8% of the Fund was rated below AA.

Dodge & Cox Income Fund / 2

Fund Information	June 30, 2004

General Information

Net Asset Value Per Share	$12.61
Total Net Assets (millions)	$6,629
30-Day SEC Yield[1]	3.76%
2003 Expense Ratio	0.45%
2003 Portfolio Turnover	41%
Fund Inception Date	1989

Investment Manager:  Dodge & Cox, San Francisco. Managed by the Fixed-Income Strategy Committee, whose ten members’ average tenure at Dodge & Cox is 16 years, and by the Investment Policy Committee, whose ten members’ average tenure at Dodge & Cox is 23 years.

Asset Allocation

Fixed-Income Characteristics	Fund	LBAG
Number of Fixed-Income Securities	265	6,919
Average Quality	AA	AA+
Average Maturity (years)	5.6	7.5
Effective Duration (years)	3.4	4.8

Credit Quality Ratings[2]	Fund	LBAG
U.S. Government & Government Agencies	62.1%	70.9%
Aaa/AAA	0.5	7.2
Aa/AA	0.1	2.2
A/A	3.7	9.5
Baa/BBB	21.9	10.2
Ba/BB	4.4	0.0
B/B and below	2.8	0.0
Cash Equivalents	4.5	0.0

Sector Breakdown	Fund	LBAG
U.S. Treasuries and Government Agency	20.9%	35.1%
Mortgage-Backed Securities	41.2	35.8
Asset-Backed Securities	0.4	4.5
Corporate	33.0	20.5
Non-Corporate Yankee	0.0	4.1
Cash Equivalents	4.5	0.0

Maturity Breakdown	Fund	LBAG
0-1 Years to Maturity	18.1%	0.0%
1-5	48.8	38.2
5-10	21.6	47.3
10-15	1.8	5.0
15-20	0.8	3.1
20-25	2.3	3.0
25 and Over	6.6	3.4
[1]	SEC Yield is an annualization of the Fund’s total net investment income per share for the 30-day period ended on the last day of the month.
[2]	For presentation purposes only: when a security is split-rated, the lower of either the Moody’s or Standard & Poor’s rating is reported.

3 / Dodge & Cox Income Fund

Portfolio of Investments

June 30, 2004

FIXED-INCOME SECURITIES: 95.5%

PAR VALUE		MARKET VALUE
U.S. TREASURY AND GOVERNMENT AGENCY: 20.9%
U.S. TREASURY: 18.8%
$250,000,000	U.S. Treasury Notes, 2.25%, 7/31/04	$250,195,250
250,000,000	U.S. Treasury Notes, 2.125%, 8/31/04	250,361,250
150,000,000	U.S. Treasury Notes, 5.875%, 11/15/04	152,367,150
125,000,000	U.S. Treasury Notes, 6.75%, 5/15/05	130,063,500
350,000,000	U.S. Treasury Notes, 4.625%, 5/15/06	362,400,500
90,000,000	U.S. Treasury Notes, 6.625%, 5/15/07	98,546,490

		1,243,934,140
GOVERNMENT AGENCY: 2.1%
16,952,801	Govt. Small Business Admin. 504 Series 01-20G, 6.625%, 7/1/21	18,176,895
9,230,566	Govt. Small Business Admin. 504 Series 02-20L, 5.10%, 12/1/22	9,210,813
1,115,403	Govt. Small Business Admin. 504 Series 91-20K, 8.25%, 11/1/11	1,200,536
1,667,208	Govt. Small Business Admin. 504 Series 92-20B, 8.10%, 2/1/12	1,787,690
1,820,157	Govt. Small Business Admin. 504 Series 92-20C, 8.20%, 3/1/12	1,956,683
1,196,744	Govt. Small Business Admin. 504 Series 92-20D, 8.20%, 4/1/12	1,288,210
3,170,711	Govt. Small Business Admin. 504 Series 92-20G, 7.60%, 7/1/12	3,381,028
1,500,783	Govt. Small Business Admin. 504 Series 92-20H, 7.40%, 8/1/12	1,597,624
2,431,660	Govt. Small Business Admin. 504 Series 92-20I, 7.05%, 9/1/12	2,577,412
3,189,143	Govt. Small Business Admin. 504 Series 92-20J, 7.00%, 10/1/12	3,379,909
3,225,214	Govt. Small Business Admin. 504 Series 92-20K, 7.55%, 11/1/12	3,450,328
1,569,991	Govt. Small Business Admin. 504 Series 92-20L, 7.45%, 12/1/12	1,678,396
2,372,912	Govt. Small Business Admin. 504 Series 93-20B, 7.00%, 2/1/13	2,514,934
2,625,948	Govt. Small Business Admin. 504 Series 93-20D, 6.75%, 4/1/13	2,774,868
3,054,047	Govt. Small Business Admin. 504 Series 93-20E, 6.55%, 5/1/13	3,217,087
2,818,399	Govt. Small Business Admin. 504 Series 93-20F, 6.65%, 6/1/13	2,975,926
4,483,365	Govt. Small Business Admin. 504 Series 93-20L, 6.30%, 12/1/13	4,707,917
1,959,168	Govt. Small Business Admin. 504 Series 94-20D, 7.70%, 4/1/14	2,109,846
4,878,376	Govt. Small Business Admin. 504 Series 94-20E, 7.75%, 5/1/14	5,263,193
3,315,306	Govt. Small Business Admin. 504 Series 94-20F, 7.60%, 6/1/14	3,571,196
2,422,962	Govt. Small Business Admin. 504 Series 94-20G, 8.00%, 7/1/14	2,618,983
2,288,000	Govt. Small Business Admin. 504 Series 94-20H, 7.95%, 8/1/14	2,474,071
4,160,491	Govt. Small Business Admin. 504 Series 94-20I, 7.85%, 9/1/14	4,496,559

PAR VALUE		MARKET VALUE
$2,017,079	Govt. Small Business Admin. 504 Series 94-20K, 8.65%, 11/1/14	$2,212,186
2,381,901	Govt. Small Business Admin. 504 Series 94-20L, 8.40%, 12/1/14	2,605,534
1,135,289	Govt. Small Business Admin. 504 Series 95-20A, 8.50%, 1/1/15	1,238,638
2,172,828	Govt. Small Business Admin. 504 Series 95-20C, 8.10%, 3/1/15	2,362,469
3,092,627	Govt. Small Business Admin. 504 Series 97-20E, 7.30%, 5/1/17	3,351,214
3,760,214	Govt. Small Business Admin. 504 Series 97-20J, 6.55%, 10/1/17	4,001,702
13,937,702	Govt. Small Business Admin. 504 Series 98-20C, 6.35%, 3/1/18	14,758,920
5,499,581	Govt. Small Business Admin. 504 Series 98-20H, 6.15%, 8/1/18	5,791,206
2,881,001	Govt. Small Business Admin. 504 Series 98-20L, 5.80%, 12/1/18	2,995,910
3,445,665	Govt. Small Business Admin. 504 Series 99-20C, 6.30%, 3/1/19	3,649,175
9,219,341	Govt. Small Business Admin. 504 Series 99-20G, 7.00%, 7/1/19	10,004,383
3,189,260	Govt. Small Business Admin. 504 Series 99-20I, 7.30%, 9/1/19	3,494,652

		142,876,093

		1,386,810,233
MORTGAGE-BACKED SECURITIES: 41.2%
FEDERAL AGENCY CMO AND REMIC(a): 9.3%
131,355	Federal Home Loan Mtge. Corp., 8.00%, 4/15/07	131,760
6,685,414	Federal Home Loan Mtge. Corp., 6.00%, 8/15/08	6,948,692
20,100,000	Federal Home Loan Mtge. Corp., 6.00%, 10/15/08	20,785,386
3,821,274	Federal Home Loan Mtge. Corp., 6.00%, 12/15/14	3,844,114
18,731,624	Federal Home Loan Mtge. Corp., 6.00%, 1/15/15	18,880,035
10,000,000	Federal Home Loan Mtge. Corp., 6.00%, 6/17/22	10,458,931
758,014	Federal Home Loan Mtge. Corp., 6.00%, 6/15/27	757,977
22,064,625	Federal Home Loan Mtge. Corp., 6.00%, 2/15/30	22,702,034
22,289,469	Federal Home Loan Mtge. Corp., 7.135%, 7/25/33	23,612,928
4,645,059	Federal Natl. Mtge. Assn., 6.00%, 7/25/14	4,659,630
10,279,183	Federal Natl. Mtge. Assn., 5.50%, 8/25/14	10,341,957
7,093,255	Federal Natl. Mtge. Assn., 6.00%, 9/25/14	7,135,943
33,449,042	Federal Natl. Mtge. Assn., 5.50%, 11/25/14	34,113,006
5,343,151	Federal Natl. Mtge. Assn., 6.25%, 3/25/23	5,404,968
9,000,000	Federal Natl. Mtge. Assn., 6.00%, 6/25/23	9,346,622
14,701,352	Federal Natl. Mtge. Assn., 7.00%, 6/25/32	15,537,506
12,034,294	Federal Natl. Mtge. Assn., 7.50%, 7/25/41	12,943,606
21,036,741	Federal Natl. Mtge. Assn., 7.00%, 12/25/41	22,235,896

See accompanying Notes to Financial Statements	Dodge & Cox Income Fund / 4

Portfolio of Investments

June 30, 2004

FIXED-INCOME SECURITIES (continued)

PAR VALUE		MARKET VALUE
$28,410,816	Federal Natl. Mtge. Assn., 6.50%, 6/25/42	$29,689,444
11,580,315	Federal Natl. Mtge. Assn., 7.00%, 6/25/42	12,267,907
24,179,458	Federal Natl. Mtge. Assn., 7.00%, 6/25/42	25,483,609
24,517,573	Federal Natl. Mtge. Assn., 7.00%, 10/25/42	25,973,328
34,248,882	Federal Natl. Mtge. Assn., 6.50%, 12/25/42	35,790,253
50,060,740	Federal Natl. Mtge. Assn., 6.50%, 12/25/42	52,183,856
23,620,153	Federal Natl. Mtge. Assn., 7.50%, 12/25/42	25,271,712
106,206,905	Federal Natl. Mtge. Assn., 7.50%, 3/25/44	113,807,071
6,691,976	Federal Natl. Mtge. Assn., 7.00%, 3/25/45	7,061,054
14,028,398	Govt. Natl. Mtge. Assn., 7.25%, 7/16/28	14,752,002
1,012,804	Veterans Affairs Vendee Mtge. Trust, 9.292%, 5/15/25	1,100,540
38,757,012	Veterans Affairs Vendee Mtge. Trust, 7.50%, 6/15/27	42,683,101
2,685,765	Veterans Affairs Vendee Mtge. Trust, 8.097%, 10/15/27	2,901,620

		618,806,488
FEDERAL AGENCY MORTGAGE PASS-THROUGH: 31.9%
3,907	Federal Home Loan Mtge. Corp., 7.00%, 9/1/06	3,981
1,562	Federal Home Loan Mtge. Corp., 7.25%, 1/1/08	1,607
59	Federal Home Loan Mtge. Corp., 8.00%, 1/1/08	59
51,097	Federal Home Loan Mtge. Corp., 8.00%, 1/1/08	53,637
21,968	Federal Home Loan Mtge. Corp., 7.50%, 10/1/08	22,968
546,346	Federal Home Loan Mtge. Corp., 7.00%, 11/1/08	569,782
51,176	Federal Home Loan Mtge. Corp., 8.00%, 5/1/09	53,228
3,099	Federal Home Loan Mtge. Corp., 8.25%, 5/1/09	3,210
56,409	Federal Home Loan Mtge. Corp., 8.00%, 8/1/09	58,457
1,767,253	Federal Home Loan Mtge. Corp., 6.50%, 2/1/11	1,870,720
11,816,132	Federal Home Loan Mtge. Corp., 6.00%, 6/1/11	12,361,419
2,643,863	Federal Home Loan Mtge. Corp., 6.00%, 7/1/11	2,766,091
3,039,236	Federal Home Loan Mtge. Corp., 7.00%, 12/1/11	3,227,311
1,453,026	Federal Home Loan Mtge. Corp., 7.00%, 3/1/12	1,542,943
3,906,664	Federal Home Loan Mtge. Corp., 6.50%, 4/1/12	4,135,387
3,483,133	Federal Home Loan Mtge. Corp., 6.50%, 6/1/12	3,686,827
2,815,803	Federal Home Loan Mtge. Corp., 6.00%, 4/1/13	2,944,332
1,831,357	Federal Home Loan Mtge. Corp., 6.00%, 5/1/13	1,914,951
38,929,083	Federal Home Loan Mtge. Corp., 5.50%, 11/1/13	40,021,111

PAR VALUE		MARKET VALUE
$3,231,899	Federal Home Loan Mtge. Corp., 6.00%, 12/1/13	$ 3,380,197
17,684,935	Federal Home Loan Mtge. Corp., 6.00%, 12/1/13	18,492,179
9,827,589	Federal Home Loan Mtge. Corp., 6.00%, 4/1/14	10,276,177
24,308,965	Federal Home Loan Mtge. Corp., 5.50%, 7/1/14	24,990,873
14,897,840	Federal Home Loan Mtge. Corp., 6.50%, 7/1/14	15,762,787
2,121,268	Federal Home Loan Mtge. Corp., 6.50%, 11/1/14	2,244,425
7,268,685	Federal Home Loan Mtge. Corp., 6.00%, 2/1/15	7,600,471
30,645,849	Federal Home Loan Mtge. Corp., 6.50%, 5/1/16	32,389,505
9,930,128	Federal Home Loan Mtge. Corp., 5.50%, 10/1/16	10,178,731
14,059,884	Federal Home Loan Mtge. Corp., 5.50%, 10/1/16	14,411,878
6,504,184	Federal Home Loan Mtge. Corp., 6.50%, 2/1/17	6,873,105
7,189,903	Federal Home Loan Mtge. Corp., 6.50%, 3/1/17	7,595,475
52,904,281	Federal Home Loan Mtge. Corp., 6.00%, 5/1/17	55,223,427
21,413,748	Federal Home Loan Mtge. Corp., 6.50%, 5/1/17	22,628,347
29,736,247	Federal Home Loan Mtge. Corp., 6.50%, 6/1/17	31,422,903
51,576,090	Federal Home Loan Mtge. Corp., 6.00%, 8/1/17	53,818,497
12,162,492	Federal Home Loan Mtge. Corp., 6.50%, 8/1/17	12,852,355
50,237,938	Federal Home Loan Mtge. Corp., 6.00%, 12/1/17	52,440,200
7,787,055	Federal Home Loan Mtge. Corp., 6.50%, 12/1/17	8,228,741
29,791,166	Federal Home Loan Mtge. Corp., 6.00%, 1/1/18	31,086,416
43,864,381	Federal Home Loan Mtge. Corp., 6.50%, 7/1/18	46,352,391
18,474,292	Federal Home Loan Mtge. Corp., 6.50%, 9/1/18	19,533,412
5,081,761	Federal Home Loan Mtge. Corp., 7.90%, 2/17/21	5,579,782
59,446,767	Federal Home Loan Mtge. Corp., 7.00%, 4/1/31	63,042,307
8,772,219	Federal Natl. Mtge. Assn., 6.825%, 5/1/06	9,177,088
746,714	Federal Natl. Mtge. Assn., 7.50%, 9/1/07	778,614
1,495,463	Federal Natl. Mtge. Assn., 7.00%, 7/1/08	1,555,883
1,992,146	Federal Natl. Mtge. Assn., 6.50%, 12/1/08	2,097,510
3,695,267	Federal Natl. Mtge. Assn., 5.50%, 6/1/09	3,815,317
1,382,000	Federal Natl. Mtge. Assn., 6.50%, 7/1/09	1,463,586
8,500,161	Federal Natl. Mtge. Assn., 6.504%, 7/1/09	9,196,417
287,718	Federal Natl. Mtge. Assn., 8.00%, 8/1/10	301,928

5 / Dodge & Cox Income Fund	See accompanying Notes to Financial Statements

Portfolio of Investments

June 30, 2004

FIXED-INCOME SECURITIES (continued)

PAR VALUE		MARKET VALUE
$2,682,833	Federal Natl. Mtge. Assn., 7.00%, 12/1/10	$2,847,347
44,550,870	Federal Natl. Mtge. Assn., 6.228%, 5/1/11	48,045,403
48,195,887	Federal Natl. Mtge. Assn., 6.13%, 10/1/11	51,746,924
1,775,242	Federal Natl. Mtge. Assn., 7.00%, 12/1/11	1,860,185
345,192	Federal Natl. Mtge. Assn., 8.00%, 1/1/12	373,180
29,610,544	Federal Natl. Mtge. Assn., 6.017%, 4/1/12	31,384,205
4,500,046	Federal Natl. Mtge. Assn., 6.50%, 11/1/12	4,719,664
5,951,846	Federal Natl. Mtge. Assn., 6.00%, 4/1/13	6,220,241
7,362,672	Federal Natl. Mtge. Assn., 6.00%, 3/1/14	7,694,686
60,508,506	Federal Natl. Mtge. Assn., 6.00%, 3/1/14	63,304,404
5,687,663	Federal Natl. Mtge. Assn., 6.00%, 6/1/14	5,939,308
24,255,576	Federal Natl. Mtge. Assn., 5.50%, 9/1/14	24,967,753
52,641,923	Federal Natl. Mtge. Assn., 5.50%, 9/1/14	54,187,564
2,338,714	Federal Natl. Mtge. Assn., 7.50%, 11/1/14	2,478,950
9,648,762	Federal Natl. Mtge. Assn., 5.50%, 8/1/15	9,932,063
18,070,785	Federal Natl. Mtge. Assn., 5.50%, 8/1/15	18,601,369
6,156,980	Federal Natl. Mtge. Assn., 7.15%, 10/1/15	6,879,614
38,130,742	Federal Natl. Mtge. Assn., 6.00%, 12/1/15	39,857,729
59,602,395	Federal Natl. Mtge. Assn., 6.00%, 3/1/16	62,301,859
12,729,424	Federal Natl. Mtge. Assn., 6.00%, 7/1/16	13,282,683
38,842,815	Federal Natl. Mtge. Assn., 6.50%, 3/1/17	41,058,831
20,082,668	Federal Natl. Mtge. Assn., 5.50%, 7/1/17	20,610,767
59,345,945	Federal Natl. Mtge. Assn., 6.00%, 7/1/17	61,925,298
62,218,567	Federal Natl. Mtge. Assn., 6.50%, 7/1/17	65,871,419
38,425,630	Federal Natl. Mtge. Assn., 6.50%, 7/1/17	40,607,934
54,775,811	Federal Natl. Mtge. Assn., 7.50%, 8/1/17	58,465,003
35,162,833	Federal Natl. Mtge. Assn., 6.00%, 11/1/17	36,691,116
10,255,371	Federal Natl. Mtge. Assn., 6.00%, 1/1/18	10,701,101
53,900,774	Federal Natl. Mtge. Assn., 6.50%, 1/1/18	56,975,860
38,223,641	Federal Natl. Mtge. Assn., 5.50%, 2/1/18	39,228,780
39,806,171	Federal Natl. Mtge. Assn., 6.00%, 2/1/18	41,519,049
40,657,648	Federal Natl. Mtge. Assn., 6.00%, 3/1/18	42,424,752
24,015,522	Federal Natl. Mtge. Assn., 6.00%, 3/1/18	25,048,921
33,922,971	Federal Natl. Mtge. Assn., 6.00%, 4/1/18	35,408,614
133,126,851	Federal Natl. Mtge. Assn., 6.50%, 4/1/18	140,721,853
34,651,135	Federal Natl. Mtge. Assn., 6.50%, 11/1/18	36,628,012
91,329,173	Federal Natl. Mtge. Assn., 6.50%, 6/1/18	96,539,581
62,048,858	Federal Natl. Mtge. Assn., 6.00%, 1/1/19	64,745,688
27,434,785	Federal Natl. Mtge. Assn., 6.00%, 12/1/19	28,671,937
17,726,915	Federal Natl. Mtge. Assn., 6.50%, 5/1/22	18,767,662
247,338	Federal Natl. Mtge. Assn., 8.00%, 8/1/22	260,478
176,483	Govt. Natl. Mtge. Assn., 7.25%, 2/15/06	177,938
2,434,256	Govt. Natl. Mtge. Assn., 7.00%, 4/15/09	2,595,218
2,791,115	Govt. Natl. Mtge. Assn., 6.50%, 7/15/09	2,959,109
1,242,821	Govt. Natl. Mtge. Assn., 7.50%, 9/15/17	1,343,702
383,688	Govt. Natl. Mtge. Assn., 7.80%, 6/15/20	422,959
356,443	Govt. Natl. Mtge. Assn., 7.80%, 7/15/20	392,925
400,407	Govt. Natl. Mtge. Assn., 7.80%, 7/15/20	441,389
1,004,350	Govt. Natl. Mtge. Assn., 7.80%, 8/15/20	1,107,146
467,254	Govt. Natl. Mtge. Assn., 7.80%, 9/15/20	515,078
359,461	Govt. Natl. Mtge. Assn., 7.80%, 10/15/20	396,252
442,832	Govt. Natl. Mtge. Assn., 7.80%, 11/15/20	488,157
528,212	Govt. Natl. Mtge. Assn., 7.80%, 1/15/21	582,043
1,240,809	Govt. Natl. Mtge. Assn., 7.80%, 1/15/21	1,367,261
9,929,280	Govt. Natl. Mtge. Assn., 7.50%, 11/15/24	10,767,102

PAR VALUE		MARKET VALUE
$6,586,854	Govt. Natl. Mtge. Assn., 7.50%, 5/15/25	$7,138,486
5,171,648	Govt. Natl. Mtge. Assn., 7.00%, 5/15/28	5,522,934

		2,115,744,431

		2,734,550,919
ASSET-BACKED SECURITIES: 0.4%
11,883,034	CA Infrastructure and Econ. Dev. Bank Special Purpose Trust PGE-1 Rate Reduction Ctf. 1997-1 A-7, 6.42%, 9/25/08	12,400,321
9,580,204	CA Infrastructure and Econ. Dev. Bank Special Purpose Trust SCE-1 Rate Reduction Ctf. 1997-1 A-6, 6.38%, 9/25/08	10,009,256

		22,409,577
CORPORATE: 33.0%
INDUSTRIAL: 24.0%
60,475,000	AOL Time Warner, Inc., 7.625%, 4/15/31	65,442,477
46,355,000	AOL Time Warner, Inc., 7.70%, 5/1/32	50,639,129
76,105,000	AT&T Corp., 8.05%, 11/15/11	78,138,830
109,115,000	AT&T Corp., 8.75%, 11/15/31	106,508,461
32,460,000	Amerada Hess Corp., 6.65%, 8/15/11	34,349,367
30,080,000	Amerada Hess Corp., 7.875%, 10/1/29	32,495,514
97,250,000	Comcast Corp., 5.30%, 1/15/14	93,610,808
5,000,000	Dillard's, Inc., 7.375%, 6/1/06	5,237,500
3,300,000	Dillard's, Inc., 6.625%, 11/15/08	3,316,500
20,365,000	Dillard's, Inc., 7.13%, 8/1/18	19,346,750
13,150,000	Dillard's, Inc., 7.75%, 7/15/26	12,426,750
2,075,000	Dillard's, Inc., 7.00%, 12/1/28	1,898,625
37,862,000	Dow Chemical Co.(b), 4.027%, 9/30/09	36,094,223
27,500,000	Dow Chemical Co., 7.375%, 11/1/29	29,922,173
18,135,000	Electronic Data Systems Corp., 6.00%, 8/1/13	17,320,521
30,125,000	Ford Motor Credit Co., 5.80%, 1/12/09	30,408,145
10,100,000	Ford Motor Credit Co., 7.375%, 10/28/09	10,778,983
94,400,000	Ford Motor Credit Co., 7.25%, 10/25/11	98,581,070
5,525,000	GMAC, 7.75%, 1/19/10	5,997,796
36,735,000	GMAC, 8.875%, 6/1/10, Putable 2005	41,996,775
72,270,000	GMAC, 6.875%, 9/15/11	74,098,214
9,100,000	General Electric Co., 5.00%, 2/1/13	8,955,974
54,550,000	HCA, Inc., 8.75%, 9/1/10	62,288,627
33,645,000	HCA, Inc., 7.875%, 2/1/11	36,900,961
15,200,000	HCA, Inc., 6.25%, 2/15/13	15,109,043
15,025,000	HCA, Inc., 6.75%, 7/15/13	15,391,279
12,850,000	HCA, Inc., 5.75%, 3/15/14	12,216,521
35,850,000	Hewlett-Packard Co., 5.50%, 7/1/07	37,720,187
26,690,000	International Paper Co., 5.25%, 4/1/16	25,017,498
15,000,000	Lockheed Martin Corp., 7.65%, 5/1/16	17,429,970
5,000,000	May Department Stores Co., 8.00%, 7/15/12	5,725,500
7,105,000	May Department Stores Co., 7.625%, 8/15/13	7,969,771
12,500,000	May Department Stores Co., 7.60%, 6/1/25	13,755,600
25,662,000	May Department Stores Co., 8.75%, 5/15/29	31,625,643

See accompanying Notes to Financial Statements	Dodge & Cox Income Fund / 6

Portfolio of Investments

June 30, 2004

FIXED-INCOME SECURITIES (continued)

PAR VALUE		MARKET VALUE
$29,505,000	May Department Stores Co., 7.875%, 3/1/30	$33,575,421
15,400,000	May Department Stores Co., 6.90%, 1/15/32	15,793,316
7,725,000	May Department Stores Co., 7.875%, 8/15/36, Callable 2016	8,326,523
11,515,000	Raytheon Co., 6.75%, 8/15/07	12,470,872
5,100,000	Raytheon Co., 6.15%, 11/1/08	5,440,303
10,150,000	Raytheon Co., 6.55%, 3/15/10	11,042,581
15,200,000	Raytheon Co., 7.20%, 8/15/27	16,540,913
2,350,000	Raytheon Co., 7.00%, 11/1/28	2,504,284
20,175,000	Schering-Plough Corp., 5.30%, 12/1/13	19,812,556
14,412,000	Time Warner Entertainment, 8.375%, 3/15/23	16,818,285
38,520,000	Time Warner Entertainment, 8.375%, 7/15/33	45,090,472
25,355,000	Wyeth (American Home Products Corp.), 6.95%, 3/15/11	27,077,365
5,050,000	Wyeth, 5.50%, 3/15/13	4,873,801
93,525,000	Wyeth, 5.50%, 2/1/14	89,364,447
44,100,000	Xerox Corp., 9.75%, 1/15/09	50,163,750
72,530,000	Xerox Corp., 7.125%, 6/15/10	73,980,600
17,346,000	Xerox Corp., 7.20%, 4/1/16	16,652,160

		1,588,242,834
FINANCE: 7.8%
19,065,000	Bank One Capital III(c), 8.75%, 9/1/30	24,382,381
12,825,000	Bank One Corp., 7.625%, 8/1/05	13,500,018
7,550,000	BankAmerica Capital II(c), 8.00%, 12/15/26, Callable 2006	8,266,888
30,300,000	Boston Properties, Inc., 6.25%, 1/15/13	31,778,064
30,880,000	Boston Properties, Inc., 5.625%, 4/15/15	30,151,109
12,165,000	CIGNA Corp., 7.00%, 1/15/11	13,374,529
28,635,000	CIGNA Corp., 6.375%, 10/15/11	30,583,698
1,140,000	CIGNA Corp., 7.65%, 3/1/23	1,274,642
25,865,000	CIGNA Corp., 7.875%, 5/15/27	29,659,344
17,570,000	CIT Group, Inc., 7.375%, 4/2/07	19,222,230
15,475,000	CIT Group, Inc., 5.75%, 9/25/07	16,308,437
6,300,000	Citicorp Capital Trust I(c), 7.933%, 2/15/27, Callable 2007	6,875,215
10,300,000	Citicorp Capital Trust II(c), 8.015%, 2/15/27, Callable 2007	11,334,697
17,240,000	EOP Operating Limited Partnership(d), 6.80%, 1/15/09	18,659,076
9,500,000	EOP Operating Limited Partnership(d), 7.00%, 7/15/11	10,354,183
35,150,000	EOP Operating Limited Partnership(d), 5.875%, 1/15/13	35,642,241
37,000,000	EOP Operating Limited Partnership(d), 4.75%, 3/15/14	34,088,840
4,015,000	First Nationwide Bank, 10.00%, 10/1/06	4,528,246
20,520,000	Health Net, Inc., 8.375%, 4/15/11	23,991,409

PAR VALUE		MARKET VALUE
$12,635,000	Provident Companies, Inc., 7.25%, 3/15/28	$11,805,057
15,075,000	Safeco Corp., 4.875%, 2/1/10	15,181,475
36,020,000	Safeco Corp., 7.25%, 9/1/12	40,490,766
13,750,000	St. Paul Travelers Companies, Inc., 7.875%, 4/15/05	14,300,522
5,145,000	St. Paul Travelers Companies, Inc., 8.125%, 4/15/10	5,999,883
9,060,000	UNUM, 7.19%, 2/1/28	8,030,857
35,950,000	UNUMProvident Corp., 7.625%, 3/1/11	37,208,250
25,445,000	UNUMProvident Corp., 7.375%, 6/15/32	23,791,075

		520,783,132
TRANSPORTATION: 1.2%
13,126,346	Burlington Northern Santa Fe Railway, 7.57%, 1/2/21	15,045,417
23,980,000	Consolidated Rail Corp., 9.75%, 6/15/20	32,183,630
8,681,021	FedEx Corp., 6.72%, 1/15/22	9,298,763
6,468,829	Union Pacific Corp., 6.85%, 1/2/19	7,101,998
14,679,815	Union Pacific Corp., 6.70%, 2/23/19	16,017,586

		79,647,394

		2,188,673,360

Total Fixed-Income Securities (Cost $6,277,271,429)		6,332,444,089

SHORT-TERM INVESTMENTS: 5.7%

32,881,026	SSgA Prime Money Market Fund	32,881,026
191,897,000	State Street Repurchase Agreement, 1.08%, 7/1/04 (Collaterized by U.S. Treasury Securities, value $195,741,833)	191,897,000
75,000,000	U.S. Treasury Bills, 7/22/04	74,953,406
75,000,000	U.S. Treasury Bills, 8/5/04	74,917,604

Total Short-Term Investments (Cost $374,649,036)		374,649,036

TOTAL INVESTMENTS (Cost $6,651,920,465)	101.2%	6,707,093,125
OTHER ASSETS LESS LIABILITIES	(1.2)	(78,098,164)

TOTAL NET ASSETS	100.0%	$6,628,994,961

(a)	CMO: Collateralized Mortgage Obligation REMIC: Real Estate Mortgage Investment Conduit
(b)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2004, these securities represented 0.5% of total net assets.
(c)	Cumulative Preferred Securities
(d)	EOP Operating LP is the operating partnership of Equity Office Properties Trust

7 / Dodge & Cox Income Fund	See accompanying Notes to Financial Statements

Statement of Assets and Liabilities

June 30, 2004
Assets:
Investments, at market value (identified cost $6,651,920,465)	$6,707,093,125
Receivable for paydowns on mortgage-backed securities	12,087
Receivable for Fund shares sold	35,435,412
Interest receivable	66,979,315
Prepaid expenses and other assets	11,309

6,809,531,248

Liabilities:
Payable for investments purchased	171,656,234
Payable for Fund shares redeemed	6,183,921
Management fees payable	2,141,487
Accounts payable	554,645

180,536,287

Net Assets	$6,628,994,961

Net Assets Consist of:
Paid in capital	$6,609,210,570
Accumulated undistributed net investment income	105,717
Accumulated undistributed net realized loss on investments	(35,493,986)
Net unrealized appreciation on investments	55,172,660

$6,628,994,961

Beneficial shares outstanding (par value $0.01 each, unlimited shares authorized)	525,680,257
Net asset value per share	$12.61

Statement of Operations

Six Months Ended June 30, 2004
Investment Income:
Interest	$151,462,513

Expenses:
Management fees (Note 2)	12,336,483
Custodian and fund accounting fees	65,419
Transfer agent fees	712,727
Professional fees	39,407
Shareholder reports	160,198
Registration fees	315,416
Trustees’ fees (Note 2)	38,000
Miscellaneous	23,448

13,691,098

Net Investment Income	137,771,415

Realized and Unrealized Loss on Investments:
Net realized loss on investments	(14,905,851)
Net unrealized depreciation on investments	(147,987,541)

Net realized and unrealized loss on investments	(162,893,392)

Net Decrease in Net Assets from Operations	$(25,121,977)

Statement of Changes in Net Assets

	Six Months Ended June 30, 2004	Year Ended December 31, 2003
Operations:
Net investment income	$137,771,415	$223,286,719
Net realized loss	(14,905,851)	(20,588,135)
Net unrealized appreciation (depreciation)	(147,987,541)	62,935,604

Net increase (decrease) in net assets from operations	(25,121,977)	265,634,188

Distributions to Shareholders From:
Net investment income	(138,869,656)	(223,648,287)
Net realized gain	—	(593,265)

Total distributions	(138,869,656)	(224,241,552)

Beneficial Share Transactions:
Amounts received from sale of shares	1,959,200,935	3,580,059,774
Net asset value of shares issued in reinvestment of distributions	120,168,272	194,457,526
Amounts paid for shares redeemed	(983,753,821)	(1,523,141,066)

Net increase from beneficial share transactions	1,095,615,386	2,251,376,234

Total increase in net assets	931,623,753	2,292,768,870

Net Assets:
Beginning of period	5,697,371,208	3,404,602,338

End of period (including undistributed net investment income of $105,717 and $1,203,958, respectively)	$6,628,994,961	$5,697,371,208

Shares sold	151,581,184	277,328,740
Shares issued in reinvestment of distributions	9,412,533	15,095,798
Shares redeemed	(76,198,367)	(118,162,594)

Net increase in shares outstanding	84,795,350	174,261,944

See accompanying Notes to Financial Statements	Dodge & Cox Income Fund / 8

Notes to Financial Statements

Note 1 — Organization and Significant Accounting Policies

Dodge & Cox Income Fund (the “Fund”) is a separate series of Dodge & Cox Funds (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund commenced operations on January 3, 1989, and seeks high and stable current income consistent with long-term preservation of capital. Risk considerations and investment strategies of the Fund are discussed in the Fund’s Prospectus.

The Fund consistently follows accounting policies which are in conformity with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Significant accounting policies are as follows:

Security valuation. The Fund’s net assets are valued as of the close of trading on the New York Stock Exchange (the “NYSE”), generally 4:00 p.m. Eastern Time, each day that the NYSE is open for business. Fixed-income securities with original maturities of one year or more are priced on the basis of valuations furnished by pricing services which utilize both dealer-supplied valuations and electronic data processing techniques. Valuations of fixed-income securities take into account appropriate factors such as institutional-size trading markets in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter listed prices. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Board of Trustees. Short-term securities are valued at amortized cost which approximates current value. All securities held by the Fund are denominated in U.S. dollars.

Security transactions and related investment income. Security transactions are recorded by the Fund as of the date the trades are executed with brokers. Realized gains and losses on securities sold are determined on the basis of identified cost. Interest income is recorded on the accrual basis. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses. Expenses are recorded on the accrual basis. Most expenses of the Trust can be directly attributed to a series. Expenses which cannot be directly attributed are apportioned among all of the series in the Trust.

Repurchase agreements. The Fund may enter into repurchase agreements secured by U.S. government securities which involve the purchase of securities from a counterparty with a simultaneous commitment to resell the securities at an agreed-upon date and price. It is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the securities and to apply the proceeds in satisfaction of the obligation.

Income taxes and distributions to shareholders. No provision for federal income taxes has been included in the accompanying financial statements since the Fund intends to distribute all of its taxable income and continue to comply with requirements for regulated investment companies. Distributions to shareholders of income and capital gains are reflected in the net asset value per share computation on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Temporary differences between financial statement and tax treatments may occur when certain items of income, expense, gain or loss are recognized in different periods for financial statement and tax purposes. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax

9 / Dodge & Cox Income Fund

purposes. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. These adjustments have no impact on net assets or the results of operations.

Note 2 — Related Party Transactions

Management fees. Under a written agreement, the Fund pays an annual management fee of 0.50% of the Fund’s average daily net asset value up to $100 million and 0.40% of the Fund’s average daily net asset value in excess of $100 million to Dodge & Cox, investment manager of the Fund. The agreement further provides that Dodge & Cox shall waive its fee to the extent that such fee plus all other ordinary operating expenses of the Fund exceed 1% of the average daily net asset value for the year.

Trustees’ fees. All officers and three of the trustees of the Trust are officers and employees of Dodge & Cox. Those trustees who are not affiliated with Dodge & Cox receive from the Trust an annual fee plus an attendance fee for each Board or Committee meeting attended. Payments to trustees are divided equally among each series of the Trust. The Trust does not pay any other remuneration to its officers or trustees.

Indemnifications. Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

Note 3 — Distributions Paid, Distributable Earnings and Investment Transactions

Distributions paid by the Fund were characterized as follows for federal tax purposes:

	6 Months Ended 6/30/2004	Year Ended 12/31/2003

Ordinary income	$138,869,656	$223,648,287
	($0.28 per share)	($0.60 per share)
Long-term capital gain	none	$593,265
		($0.00 per share)

At June 30, 2004, the tax basis components of accumulated undistributed income and net realized gain include $105,717 of ordinary income and no long-term capital gain. For federal tax purposes, the Fund had capital loss carryforwards which are available for offsetting capital gains realized in future periods. As of June 30, 2004, the Fund had $14,093,589 of capital loss carryforwards which will expire in 2011 if not utilized, and the fund realized capital losses of $21,400,397 for the six months ended June 30, 2004 which will expire in 2012 if not utilized. At June 30, 2004, the cost of investments for federal income tax purposes was equal to the cost for financial reporting purposes. Net unrealized appreciation aggregated $55,172,660, of which $99,589,749 represented appreciated securities and $44,417,089 represented depreciated securities.

For the six months ended June 30, 2004, purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $653,647,299 and $150,687,567, respectively. For the six months ended June 30, 2004, purchases and sales of U.S. government securities aggregated $1,545,423,902 and $912,725,100, respectively.

The financial information has been taken from the records of the Fund and has not been audited by the Fund’s independent accountants who do not express an opinion thereon. The financial statements of the Fund will be subject to audit by the Fund’s independent accountants as of the close of the calendar year.

Dodge & Cox Income Fund / 10

 Notes to Financial Statements (continued)

Financial Highlights

SELECTED DATA AND RATIOS (for a share outstanding throughout each period)	Six Months Ended June 30,			Year Ended December 31,
	2004	2003	2002	2001	2000	1999

Net asset value, beginning of period	$12.92	$12.77	$12.20	$11.80	$11.40	$12.25
Income from investment operations:
Net investment income	0.28	0.60	0.66	0.74	0.77	0.72
Net realized and unrealized gain (loss)	(0.31)	0.15	0.62	0.46	0.41	(0.82)

Total from investment operations	(0.03)	0.75	1.28	1.20	1.18	(0.10)

Distributions to shareholders from:
Net investment income	(0.28)	(0.60)	(0.66)	(0.74)	(0.78)	(0.71)
Net realized gain	—	—	(0.05)	(0.06)	—	(0.04)

Total distributions	(0.28)	(0.60)	(0.71)	(0.80)	(0.78)	(0.75)

Net asset value, end of period	$12.61	$12.92	$12.77	$12.20	$11.80	$11.40

Total return	(0.25)%	5.97%	10.75%	10.32%	10.70%	(0.81)%
Ratios/supplemental data:
Net assets, end of period (millions)	$6,629	$5,697	$3,405	$1,512	$1,021	$974
Ratio of expenses to average net assets	0.45%*	0.45%	0.45%	0.45%	0.46%	0.46%
Ratio of net investment income to average net assets	4.49%*	4.81%	5.67%	6.18%	6.67%	6.10%
Portfolio turnover rate	18%	41%	31%	40%	34%	24%

*	Annualized

Officers and Trustees

Harry R. Hagey, Chairman & Trustee

Chairman & Chief Executive Officer, Dodge & Cox

John A. Gunn, President & Trustee

President, Dodge & Cox

Dana M. Emery, Vice President & Trustee

Senior Vice President, Dodge & Cox

William F. Ausfahl, Trustee

Former Chief Financial Officer and member of Board of Directors, The Clorox Company

L. Dale Crandall, Trustee

Former President, Kaiser Foundation Health Plan and Hospitals

Thomas A. Larsen, Trustee

Director, Howard, Rice, Nemerovski, Canady, Falk & Rabkin

Will C. Wood, Trustee

Principal, Kentwood Associates, Financial Advisers

A. Horton Shapiro, Executive Vice President

Senior Vice President, Dodge & Cox

Katherine Herrick Drake, Vice President

Vice President, Dodge & Cox

Kenneth E. Olivier, Vice President

Executive Vice President, Dodge & Cox

John M. Loll, Treasurer & Asst. Secretary

Vice President & Treasurer, Dodge & Cox

Thomas M. Mistele, Secretary & Asst. Treasurer

Chief Operating Officer, Secretary & General Counsel, Dodge & Cox

11 / Dodge & Cox Income Fund

ITEM 2.	CODE OF ETHICS.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to the registrant’s principal executive officer and principal financial officer is filed as an exhibit to the registrant‘s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant‘s most recent fiscal half-year.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that William F. Ausfahl and L. Dale Crandall, members of the registrant’s Audit Committee, are each an “audit committee financial expert” and are “independent,” as these terms are defined in this Item.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Disclosure required in registrant’s annual Form N-CSR.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 9.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 10.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant‘s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 11.	EXHIBITS.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

(a)(2) Separate certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached. (EX.99A)

(b) A certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached. (EX.99B)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dodge & Cox Funds

By	/s/ Harry R. Hagey
Harry R. Hagey Chairman - Principal Executive Officer

Date	August 30, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Dodge & Cox Funds

By	/s/ Harry R. Hagey
Harry R. Hagey Chairman - Principal Executive Officer

By	/s/ John M. Loll
John M. Loll Treasurer - Principal Financial Officer

Date	August 30, 2004